                                                Filed Pursuant to Rule 497(c)
                                                Registration File No.: 2-34215


                        SCHRODER CAPITAL FUNDS (DELAWARE)

                           Schroder International Fund
                         Schroder Emerging Markets Fund
                  Schroder International Smaller Companies Fund
                       Schroder U.S. Large Cap Equity Fund
                      Schroder U.S. Smaller Companies Fund
                               Schroder Ultra Fund


                                    FORM N-1A
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                January 28, 2002


This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when accompanied or preceded by a Prospectus for the Funds, as amended or supplemented from time to time. This SAI relates to the Funds' Investor Shares, which are offered through a Prospectus dated January 28, 2002, as amended or supplemented from time to time. This SAI contains information which may be useful to investors but which is not included in the Prospectus. Investors may obtain free copies of the Prospectus by calling the Trust at 800-464-3108.

Certain disclosure has been incorporated by reference into this SAI from the Funds' annual report. For a free copy of the annual report, please call 800-464-3108.

                                TABLE OF CONTENTS

TRUST HISTORY.....................................................................................................1
FUND CLASSIFICATION...............................................................................................1
CAPITALIZATION AND SHARE CLASSES..................................................................................1
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS.........................................................2
INVESTMENT RESTRICTIONS..........................................................................................16
TRUSTEES AND OFFICERS............................................................................................24
SCHRODER AND ITS AFFILIATES......................................................................................26
INVESTMENT ADVISORY AGREEMENTS...................................................................................27
ADMINISTRATIVE SERVICES..........................................................................................30
DISTRIBUTOR......................................................................................................32
BROKERAGE ALLOCATION AND OTHER PRACTICES.........................................................................33
DETERMINATION OF NET ASSET VALUE.................................................................................36
TAXES ...........................................................................................................37
PRINCIPAL HOLDERS OF SECURITIES..................................................................................40
PERFORMANCE INFORMATION..........................................................................................40
CUSTODIAN........................................................................................................42
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT.....................................................................42
INDEPENDENT ACCOUNTANTS..........................................................................................42
CODE OF ETHICS...................................................................................................42
LEGAL COUNSEL....................................................................................................43
SHAREHOLDER LIABILITY............................................................................................43
FINANCIAL STATEMENTS.............................................................................................43
APPENDIX A......................................................................................................A-1
APPENDIX B......................................................................................................B-1


                        SCHRODER CAPITAL FUNDS (DELAWARE)

                       STATEMENT OF ADDITIONAL INFORMATION

TRUST HISTORY

Schroder Capital Funds (Delaware) (the "Trust") was organized as a Maryland corporation on July 30, 1969; reorganized on February 29, 1988 as Schroder Capital Funds, Inc.; and reorganized as a Delaware business trust organized under the laws of the State of Delaware on January 9, 1996. The Trust is governed by a Trust Instrument and under Delaware law. Schroder Investment Management North America Inc. ("Schroder") and its corporate predecessors have served as investment adviser to the Trust since its inception.

FUND CLASSIFICATION

The Trust currently offers shares of beneficial interest of seven series with separate investment objectives and policies. Six funds (the "Funds") are offered pursuant to the Prospectus and this SAI. Each Fund is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Each Fund other than Schroder Emerging Markets Fund is a "diversified" investment company under the Investment Company Act. For a diversified investment company, this means that with respect to 75% of a Fund's total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer (this limitation does not apply to investments in U.S. Government securities or securities of other investment companies). None of the diversified Funds is subject to this limitation with respect to the remaining 25% of its total assets. Schroder Emerging Markets Fund is a "non-diversified" investment company under the Investment Company Act, and therefore may invest its assets in a more limited number of issuers than may diversified investment companies. To the extent a Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer's securities declines.

CAPITALIZATION AND SHARE CLASSES

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. Each Fund listed in this SAI currently offers one class of shares, Investor Shares. A Fund may suspend the sale of shares at any time.

One other series of the Trust offers Advisor Shares through a separate prospectus and statement of additional information.

Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each Fund or class of shares on matters affecting the particular Fund or class, as determined by the Trustees. For example, a change in a fundamental investment policy for a Fund would be voted upon only by shareholders of that Fund and a change to a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Trust Instrument. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trustees, and if a Fund were liquidated, each class of shares of the Fund would receive the net assets of the Fund attributable to the class.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, each Fund may employ other investment practices and may be subject to additional risks, which are described below. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies or risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under "Investment Restrictions" in this SAI, or by applicable law, a Fund may engage in each of the practices described below.

                         CERTAIN DERIVATIVE INSTRUMENTS

Derivative instruments are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security, index or currency. As described below, to the extent permitted under "Investment Restrictions" below and in the Prospectus, each Fund may engage in a variety of transactions involving the use of derivative instruments, including options and futures contracts on securities and securities indices, options on futures contracts, and short sales. These transactions may be used by a Fund for hedging purposes or, to the extent permitted by applicable law, to increase its current return. The Funds may also engage in derivative transactions involving foreign currencies. See "Foreign Currency Transactions."

                                     OPTIONS

Each Fund may purchase and sell covered put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

COVERED CALL OPTIONS. A Fund may write covered call options on its portfolio securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of the sale (exercise price minus commissions) plus the amount of the premium.

A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

COVERED PUT OPTIONS. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

A Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

PURCHASING PUT AND CALL OPTIONS. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also purchase put and call options to enhance its current return. A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

OPTIONS ON FOREIGN SECURITIES. A Fund may purchase and sell options on foreign securities if in Schroder's opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the risks that Schroder will not forecast interest rate or market movements correctly, that a Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Schroder to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will enter into an option position only if Schroder believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Schroder believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Funds' use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Funds and other clients of Schroder may be considered such a group. These position limits may restrict the Funds' ability to purchase or sell options on particular securities.

As described below, each Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter markets. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options. Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The Options Clearing Corporation. A Fund will, however, engage in over-the-counter options transactions only when appropriate exchange-traded options transactions are unavailable and when, in the opinion of Schroder, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Fund will treat over-the-counter options (and, in the case of options sold by the Fund, the underlying securities held by the Fund) as illiquid investments as required by applicable law.

Government regulations, particularly the requirements for qualification as a "regulated investment company" (a "RIC") under the United States Internal Revenue Code of 1986, may also restrict the Trust's use of options.

                                FUTURES CONTRACTS

To the extent permitted under "Investment Restrictions" below and in the Prospectus and by applicable law, the Funds may buy and sell futures contracts, options on futures contracts, and related instruments in order to hedge against the effects of adverse market changes or to increase current return. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC"). Depending upon the change in the value of the underlying security or index when a Fund enters into or terminates a futures contract, the Fund may realize a gain or loss.

A Fund will not enter into a futures contract or futures option contract for investment purposes if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by the Fund for open futures option positions, less the amount by which any such options are "in the money," would exceed 5% of the Fund's net assets.

FUTURES ON SECURITIES AND RELATED OPTIONS. A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on securities -- assuming a "long" position -- a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on securities -- assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on securities will be valued at the most recent settlement price, unless that price does not, in the judgment of persons acting at the direction of the Trustees as to the valuation of the Fund's assets, reflect the fair value of the contract, in which case the positions will be valued by the Trustees or such persons.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that a Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

Hedging by use of futures on securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures on securities. This would be done, for example, when the Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Successful use by a Fund of futures contracts on securities is subject to Schroder's ability to predict correctly movements in the direction of the security's price and factors affecting markets for securities. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

A Fund may purchase and write put and call options on certain futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

INDEX FUTURES CONTRACTS AND OPTIONS. A Fund may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

Depending on the change in the value of the index between the time when a Fund enters into and terminates an index futures transaction, the Fund may realize a gain or loss. The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

A Fund may purchase or sell futures contracts with respect to any securities indices. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

In order to hedge a Fund's investments successfully using futures contracts and related options, a Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in Schroder's judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing and selling call and put options on index futures contracts, each of the Funds that may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

MARGIN PAYMENTS. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian or with a futures commission merchant an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming a Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

     SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although each Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise the options in order to realize any profit.

HEDGING RISKS. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of a Fund's securities which are the subject of a hedge. Schroder will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and a Fund's portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to Schroder's ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by Schroder may still not result in a successful hedging transaction over a very short time period.

LACK OF AVAILABILITY. Because the markets for certain options and futures contracts and other derivative instruments in which a Fund may invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, a Fund's ability to engage in transactions using such instruments may be limited. Suitable derivative transactions may not be available in all circumstances and there is no assurance that a Fund will engage in such transactions at any time or from time to time. A Fund's ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

OTHER RISKS. Each Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

                               FORWARD COMMITMENTS

Each Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price.

Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if Schroder deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

                              REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements without limit. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition, and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high quality short-term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. Schroder will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

                             WHEN-ISSUED SECURITIES

Each Fund may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income. While a Fund may sell its right to acquire when-issued securities prior to the settlement date, a Fund intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. Each Fund will establish a segregated account in which it will maintain cash and U.S. Government securities or other liquid securities at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

                       LOANS OF FUND PORTFOLIO SECURITIES

Each Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Fund's portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Fund enters into a loan, Schroder considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with that Fund.

                               FOREIGN SECURITIES

Each Fund may invest in securities principally traded in foreign markets. Schroder International Fund, Schroder Emerging Markets Fund, and Schroder International Smaller Companies Fund invest primarily in foreign securities. Each Fund may also invest in Eurodollar certificates of deposit and other certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

Investments in foreign securities may involve risks and considerations different from or in addition to investments in domestic securities. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments. Also, because foreign securities are normally denominated and traded in foreign currencies, the values of a Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversion between currencies.

In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, adoption of foreign governmental restrictions affecting the payment of principal and interest, imposition of withholding or confiscatory taxes, political or financial instability, and adverse political, diplomatic or economic developments which could affect the values of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries and it may be more difficult to obtain and enforce a judgment against a foreign issuer. Also, the laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

In determining whether to invest in securities of foreign issuers for a Fund seeking current income, Schroder will consider the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by a Fund will reduce its net income available for distribution to shareholders.

                           EMERGING MARKET SECURITIES

Certain Funds, and particularly Schroder Emerging Markets Fund, invest in securities of companies determined by Schroder to be "emerging market" issuers. The risks of investing in foreign securities are particularly high when securities of issuers based in developing or emerging market countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

FOREIGN CURRENCY TRANSACTIONS

Each Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Fund may engage in both "transaction hedging" and "position hedging".

When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of that Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option. A Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in Schroder's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by a Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which a Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver.

To offset some of the costs to a Fund of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Also, suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will utilize hedging transactions at any time or from time to time.

A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

FOREIGN CURRENCY OPTIONS. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when Schroder believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

                             CONVERTIBLE SECURITIES

Certain Funds may invest in convertible securities, which are corporate debt securities that may be converted at either a stated price or stated rate into underlying shares of commons stock. Convertible securities have general characteristics similar both to debt securities and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. Convertible securities provide for streams of income with yields that are generally higher than those of common stocks.

                         WARRANTS TO PURCHASE SECURITIES

Certain Funds may invest in warrants to purchase securities. Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

                             ZERO-COUPON SECURITIES

Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other Funds of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities. A Fund investing in zero-coupon bonds is required to distribute the income on these securities as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). CATS and TIGRS are not considered U.S. Government securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

                                   SHORT SALES

         To the extent permitted under "Investment Restrictions" below and in the Prospectus, the Funds may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

         A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. A Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.


                         TEMPORARY DEFENSIVE STRATEGIES

As described in the Prospectus, Schroder may at times judge that conditions in the securities markets make pursuing a Fund's basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality debt securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

                             INVESTMENT RESTRICTIONS

The Trust has adopted the following fundamental and non-fundamental investment restrictions for the Funds. A Fund's fundamental investment restrictions may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the affected Fund, which is defined in the Investment Company Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Any other investment policies described in the Prospectus and this SAI may be changed by the Trustees without shareholder approval.

                           SCHRODER INTERNATIONAL FUND

Schroder International Fund will not:

FUNDAMENTAL POLICIES:

1. As to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or to securities of other investment companies.

2. As to 75% of its total assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or to securities of other investment companies.

3. Invest 25% or more of the value of its total assets in any one industry.

4.       Borrow money, except to the extent permitted by applicable law.

5. Purchase or sell real estate (provided that the Fund may invest in securities issued by companies that invest in real estate or interests therein).

6. Make loans to other persons (provided that for purposes of this restriction, entering into repurchase agreements, lending portfolio securities, acquiring corporate debt securities and investing in U.S. Government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan).

7. Invest in commodities or commodity contracts, except that it may purchase or sell financial futures contracts and options and other financial instruments.

8. Underwrite securities issued by other persons (except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws).

NON-FUNDAMENTAL POLICY:

1. Schroder International Fund will not invest in restricted securities. This policy does not include restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, as amended, that are determined to be liquid by Schroder pursuant to guidelines adopted by the Board of Trustees of the Trust. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, these securities may be illiquid.

2. The Fund will not invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale determined by the Fund's investment adviser to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with rule 144A under the Securities Act of 1933 as amended. Such securities may be determined by the Fund's investment adviser to be liquid for purposes of compliance with the limitation on the Fund's investment in illiquid securities.

                         SCHRODER EMERGING MARKETS FUND

Schroder Emerging Markets Fund will not:

FUNDAMENTAL POLICIES:

1. Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government securities, in repurchase agreements covering U.S. Government securities, in securities issued by the states, territories or possessions of the United States or in foreign government securities; or (2) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the Investment Company Act, the Fund may invest in one or more investment companies; provided that, except to the extent that it invests in other investment companies pursuant to Section 12(d)(1)(A) of the Investment Company Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

2. Borrow money if, as a result, outstanding borrowings would exceed an amount equal to one-third of the Fund's total assets.

3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

4. Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

6. Underwrite (as that term is defined in the Securities Act of 1933, as amended) securities issued by other persons except, to the extent that in connection with the disposition of its assets, the Fund may be deemed to be an underwriter.

7. Issue any class of securities which is senior to the Fund's shares of beneficial interest, except as permitted by applicable law. (For the purpose of this restriction, none of the following is deemed to be, or to create a class of, senior securities: any permissible borrowing; any collateral arrangement with respect to options, futures contracts, options on futures contracts, or other financial instruments, or with respect to initial or variation margin and the purchase or sale of, or the Fund's otherwise entering into, options, forward contracts, futures contracts, options on futures contracts, or other financial instruments.)

NONFUNDAMENTAL POLICIES:

1. The Fund is "non-diversified" as that term is defined in the Investment Company Act. To the extent required to qualify as a RIC under the Internal Revenue Code of 1986, as amended, the Fund may not purchase a security (other than a U.S. Government security or a security of an investment company) if, as a result: (1) with respect to 50% of its assets, more than 5% of the Fund's total assets would be invested in the securities of any single issuer; (2) with respect to 50% of its assets, the Fund would own more than 10% of the outstanding securities of any single issuer; or (3) more than 25% of the Fund's total assets would be invested in the securities of any single issuer.

2. For purposes of the limitation on borrowing, the following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchase securities (such as the purchase of when-issued securities); (2) reverse repurchase agreements; (3) dollar-roll transactions; and (4) the lending of securities.

3. Invest more than 15% of its net assets in "illiquid securities", which include: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the Securities Act of 1933, as amended, ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board of Trustees of the Trust.

4. Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

5. Invest in securities of another investment company, except to the extent permitted by the Investment Company Act.

6. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against-the-box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

7. Purchase securities on margin, except that the Fund may use short-term credit for the clearance of its portfolio's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

8. Lend a security if, as a result, the amount of loaned securities would exceed an amount equal to one-third of the Fund's total assets.

                 In addition, under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies determined by Schroder to be "emerging markets" issuers.

                  SCHRODER INTERNATIONAL SMALLER COMPANIES FUND

Schroder International Smaller Companies Fund will not:

FUNDAMENTAL POLICIES:

1. With respect to 75% of it assets, purchase a security other than a security issued or guaranteed by the U.S. Government, its agencies or instrumentalities or a security of an investment company if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own more than 10% of the outstanding voting securities of any single issuer.

2. Concentrate investments in any particular industry; therefore, the Fund will not purchase the securities of companies in any one industry if, thereafter, 25% or more of the Fund's total assets would consist of securities of companies in that industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. An investment of more than 25% of the Fund's assets in the securities of issuers located in one country does not contravene this policy.

3. Borrow money in excess of 33 1/3% of its total assets taken at market value (including the amount borrowed) and then only from a bank as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions that may otherwise require untimely dispositions of portfolio securities.

4. Purchase or sell real estate, provided that the Fund may invest in securities issued by companies which invest in real estate or interests therein.

5. Make loans to other persons, provided that for purposes of this restriction, entering into repurchase agreements or acquiring any otherwise permissible debt securities or engaging in securities loans shall not be deemed to be the making of a loan.

6. Invest in commodities or commodity contracts, except that it may purchase or sell financial futures contracts and options and other financial instruments.

7. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws.

8. Issue any class of securities which is senior to the Fund's shares of beneficial interest, except as permitted by applicable law. (For the purpose of this restriction, none of the following is deemed to be, or to create a class of, senior securities: any permissible borrowing; any collateral arrangement with respect to options, futures contracts, options on futures contracts, or other financial instruments, or with respect to initial or variation margin and the purchase or sale of, or the Fund's otherwise entering into, options, forward contracts, futures contracts, options on futures contracts, or other financial instruments).

NON-FUNDAMENTAL POLICY:

1. As a non-fundamental policy, the Fund will not invest more than 15% of its assets in securities determined by Schroder to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with Rule 144A under the Securities Act of 1933, as amended. Such securities may be determined by Schroder to be liquid for purposes of compliance with the limitation on the Fund's investment in illiquid securities.

                       SCHRODER U.S. LARGE CAP EQUITY FUND

Schroder U.S. Large Cap Equity Fund will not:

FUNDAMENTAL POLICIES:

1. Issue senior securities except that: (1) it may borrow money from a bank on its promissory note or other evidence of indebtedness (any such borrowing may not exceed one-third of the Fund's total assets after the borrowing); (2) if at any time such borrowing exceeds such one-third limitation, the Fund would within three days thereafter (not including Sundays or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce its borrowings to the limitation; and (3) might or might not be secured and, if secured, all or any part of the Fund's assets could be pledged. To comply with such limitations, the Fund might be required to dispose of certain assets when it might be disadvantageous to do so. Any such borrowings would be subject to Federal Reserve Board regulations. (As a non-fundamental policy, the Fund does not borrow for investment purposes.)

2. Effect short sales, purchase any security on margin or write or purchase put and call options.

3.       Acquire more than 10% of the voting securities of any one issuer.

4. Invest 25% or more of the value of its total assets in any one industry.

5. Engage in the purchase and sale of illiquid interests in real estate, including illiquid interests in real estate investment trusts.

6.       Engage in the purchase and sale of commodities or commodity contracts.

7. Invest in companies for the purpose of exercising control or management.

8. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities, not in excess of 10% of the value of its total assets, under circumstances where if sold it might be deemed to be an underwriter for the purposes of the Securities Act of 1933, as amended.

9. Make loans to other persons except that it may purchase evidences of indebtedness of a type distributed privately to financial institutions but not in excess of 10% of the value of its total assets (provided that, for the purposes of this restriction, entering into repurchase agreements, lending portfolio securities, acquiring corporate debt securities and investing in U.S. Government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be considered the making of a loan).

10. Acquire securities described in the two immediately preceding fundamental policies which in the aggregate exceed 10% of the value of the Fund's total assets.

NON-FUNDAMENTAL POLICIES:

1. Invest more than 10% of its total assets in illiquid securities, including securities described in items 8 and 9 above and repurchase agreements maturing more than seven days after they are entered into.

2. Engage in writing, buying or selling of stock index futures, options on stock index futures, financial futures contracts or options thereon.

         In addition, as a non-fundamental policy,under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large-capitalization companies that are in the United States.

         For purposes of the preceding paragraph, Schroder currently considers large-capitalization companies to be those with market capitalizations of $5 billion or more measured at the time of investment.

                      SCHRODER U.S. SMALLER COMPANIES FUND

Schroder U.S. Smaller Companies Fund will not:

FUNDAMENTAL POLICIES:

1. Borrow money, except that the Fund may borrow from banks or by entering into reverse repurchase agreements, provided that such borrowings do not exceed 33 1/3% of the value of the Fund's total assets (computed immediately after the borrowing).

2. Underwrite securities of other companies (except insofar as the Fund might be deemed to be an underwriter in the resale of any securities held in its portfolio).

3. Invest in commodities or commodity contracts (other than covered call options, put and call options, stock index futures, and options on stock index futures and broadly-based stock indices, all of which are referred to as Hedging Instruments, which it may use as permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or a commodity contract).

4. Purchase or write puts or calls except as permitted by any of its other fundamental policies.

5. Lend money except in connection with the acquisition of that portion of publicly-distributed debt securities which the Fund's investment policies and restrictions permit it to purchase; the Fund may also make loans of portfolio securities and enter into repurchase agreements.

6. Invest in real estate or in interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein.

NON-FUNDAMENTAL POLICY:

1. As a non-fundamental policy, the Fund will not invest more than 15% of its assets in securities determined by Schroder to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with Rule 144A under the Securities Act of 1933, as amended. Such securities may be determined by Schroder to be liquid for purposes of compliance with the limitation on the Fund's investment in illiquid securities.

                               SCHRODER ULTRA FUND

Schroder Ultra Fund will not:

FUNDAMENTAL POLICIES:

1. Underwrite securities of other companies (except insofar as the Fund might be deemed to be an underwriter in the resale of any securities held in its portfolio).

2. Invest in commodities or commodity contracts (other than Hedging Instruments, which it may use as permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or a commodity contract).

3. Purchase securities on margin; however, the Fund may make margin deposits in connection with any Hedging Instruments, which it may use as permitted by any of its other fundamental policies.

4. Purchase or write puts or calls except as permitted by any of its other fundamental policies.

5. Lend money except in connection with the acquisition of that portion of publicly-distributed debt securities that the Fund's investment policies and restrictions permit it to purchase; the Fund may also make loans of portfolio securities and enter into repurchase agreements.

6. Pledge, mortgage or hypothecate its assets to an extent greater than 10% of the value of the total assets of the Fund; however, this does not prohibit the escrow arrangements contemplated by the put and call activities of the Fund or other collateral or margin arrangements in connection with any of the Hedging Instruments, which it may use as permitted by any of its other fundamental policies.

7. Invest in companies for the purpose of acquiring control or management thereof, except that the Fund may invest in other investment companies to the extent permitted under the Investment Company Act or by rule or exemption thereunder.

8. Invest in interests in oil, gas or other mineral exploration or development programs (but may purchase readily marketable securities of companies that operate, invest in, or sponsor such programs).

9. Invest in real estate or in interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein.

NON-FUNDAMENTAL POLICY:

1. As a non-fundamental policy, the Fund will not invest more than 15% of its assets in securities determined by Schroder to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with Rule 144A under the Securities Act of 1933, as amended. Such securities may be determined by Schroder to be liquid for purposes of compliance with the limitation on the Fund's investment in illiquid securities.

All percentage limitations on investments (other than limitations on borrowing and illiquid securities) will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

                              TRUSTEES AND OFFICERS

The Trustees of the Trust are responsible for the general oversight of the Trust's business. Subject to such policies as the Trustees may determine, Schroder Investment Management North America Inc. ("Schroder") furnishes a continuing investment program for each Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Schroder also manages the Funds' other affairs and business.

The Trustees and executive officers of the Trust and their principal occupations during the last five years are set forth below. The mailing address for each of the officers and Trustees is 787 Seventh Avenue, 34th Floor, New York, New York 10019.

     David N. Dinkins, Trustee. 74. Trustee, Schroder Series Trust. Professor, Columbia University School of International and Public Affairs. Director, American Stock Exchange, Carver Federal Savings Bank, Transderm Laboratory Corporation, and The Cosmetics Center, Inc. Formerly, Mayor, City of New York.

     Peter E. Guernsey, Trustee, 80. Trustee, Schroder Series Trust. Formerly, Senior Vice President, Marsh & McLennan, Inc.

     (*) Sharon L. Haugh, Trustee and Chairman of the Trust. 55. Trustee and Chairman, Schroder Series Trust. Director and Chairman, Schroder. Director and Chairman, Schroder Fund Advisors Inc.

     John I. Howell, Trustee. 84. Trustee, Schroder Series Trust. Director, American International Life Assurance Company of New York. Private consultant since 1987.

     Peter S. Knight, Trustee. 51. Trustee, Schroder Series Trust. Partner, Wunder, Knight, Levine, Thelen & Forscey. Director, Comsat Corp., Medicis Pharmaceutical Corp., and Whitman Education Group, Inc. Formerly, Campaign Manager, Clinton/Gore '96.

     (*) Catherine A. Mazza, Trustee, Vice Chairman, and President of the Trust.
42. Trustee, Vice Chairman, and President, Schroder Series Trust. Senior Vice President, Schroder. President and Director, Schroder Fund Advisors Inc.

     William L. Means, Trustee. 65. Trustee, Schroder Series Trust. Formerly, Chief Investment Officer, Alaska Permanent Fund Corporation.

     Clarence F. Michalis, Trustee. 80. Trustee, Schroder Series Trust. Chairman of the Board of Directors, Josiah Macy, Jr. Foundation.

     Hermann C. Schwab, Trustee. 82. Trustee, Schroder Series Trust. Trustee, St. Luke's/Roosevelt Hospital Center. Formerly, consultant to Schroder Capital Management International Inc.

     Margaret H. Douglas-Hamilton, Vice President of the Trust. 60. Senior Vice President and General Counsel, Schroder U.S. Holdings Inc. Director, Senior Vice President and Secretary, Schroder.

     Michael Perelstein, Vice President of the Trust. 46. Senior Investment Officer, Schroder.

     Alan M. Mandel, Treasurer and Chief Financial Officer of the Trust. 44. Treasurer and Chief Financial Officer, Schroder Series Trust. First Vice President and Chief Financial Officer/Controller-NY, Schroder. Formerly, Director of Mutual Fund Administration for Salomon Brothers Asset Management.

     John A. Troiano, Vice President of the Trust. 42. Director and Deputy Chairman, Schroder. Formerly, employed by affiliates of Schroder in various positions in the investment research and portfolio management areas.

     Ira L. Unschuld, Vice President of the Trust. 36. Executive Vice President, Schroder.

     Carin F. Muhlbaum, Secretary of the Trust. 39. Clerk, Schroder Series Trust. Vice President, Schroder. Vice President and General Counsel, Schroder Fund Advisors Inc. Formerly, an investment management attorney with Seward & Kissel and prior thereto, with Gordon Altman Butowsky Weitzen Shalov & Wein.

     Nicholas Rossi, Assistant Secretary of the Trust. 38. Assistant Clerk, Schroder Series Trust. Assistant Vice President, Schroder. Assistant Vice President and Assistant Secretary, Schroder Fund Advisors Inc. Formerly, Mutual Fund Specialist, Wilkie Farr & Gallagher.

-------------------

(*) Trustee who is an "interested person" (as defined in the Investment Company
Act) of the Trust, Schroder, or Schroder Fund Advisors Inc.

Except as otherwise noted, the principal occupations of the Trustees and officers for the last five years have been with the employers shown above, although in some cases they have held different positions with such employers or their affiliates.

                              TRUSTEE COMPENSATION

Trustees who are not "interested persons" (as defined in the Investment Company
Act) of the Trust, Schroder, or Schroder Fund Advisors Inc. ("Disinterested Trustees") receive an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc., and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among such investment companies based on their relative net assets. Payments of meeting fees are allocated only among those investment companies to which the meeting relates.

The table below sets forth information regarding compensation paid for the fiscal year ended October 31, 2001 to the Disinterested Trustees by the Trust and other funds in the Schroder "Fund Complex" (as defined below).


                               COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------

                (1)                                 (2)                                (3)

                                                 Aggregate              Total Compensation from Trust and
              Name of                           Compensation                       Fund Complex
              Trustee                            from Trust                     Paid to Trustees*
-----------------------------------------------------------------------------------------------------------
David N. Dinkins                                  $11,983                            $14,750
-----------------------------------------------------------------------------------------------------------
Peter E. Guernsey                                 $12,390                            $24,250
-----------------------------------------------------------------------------------------------------------
John I. Howell                                    $13,603                            $26,250
-----------------------------------------------------------------------------------------------------------
Peter S. Knight                                   $14,210                            $17,500
-----------------------------------------------------------------------------------------------------------
William L. Means                                  $14,210                            $27,500
-----------------------------------------------------------------------------------------------------------
Clarence F. Michalis                              $14,210                            $17,500
-----------------------------------------------------------------------------------------------------------
Hermann C. Schwab                                 $14,210                            $17,500
-----------------------------------------------------------------------------------------------------------

* The Total Compensation listed in column (3) for each Trustee includes compensation for services as Trustee of the Trust, Schroder Series Trust ("SST"), and Schroder Series Trust II, which terminated and was substantially liquidated on December 14, 2001 ("SST II"). The Trust, SST, and SST II are considered part of the same "Fund Complex" for these purposes.

The Trust's Trust Instrument provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Trust Instrument that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

                           SCHRODER AND ITS AFFILIATES

Schroder (together with its predecessors) has served as the investment adviser for each of the Funds since its inception. Schroder is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. Affiliates of Schroder U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. Schroder U.S. Holdings Inc. is an indirect, wholly owned U.S. subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates currently engage in the asset management business, and as of June 30, 2001, had under management assets of approximately $172 billion. Schroder's address is 787 Seventh Avenue, 34th Floor, New York, New York 10019.

Schroder Fund Advisors Inc., the Trust's principal underwriter, is a wholly-owned subsidiary of Schroder Investment Management North America Inc.

                         INVESTMENT ADVISORY AGREEMENTS

Under Amended and Restated Investment Advisory Agreements (the "Advisory Agreements") between the Trust and Schroder, Schroder, at its expense, provides the Funds with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and each Fund.

Under the Advisory Agreements, Schroder is required to regularly provide the Funds with investment research, advice, and supervision and furnishes continuously investment programs consistent with the investment objectives and policies of the various Funds, and determines, for the various Funds, what securities shall be purchased, what securities shall be held or sold, and what portion of a Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Trust Instrument and By-laws, and of the Investment Company Act, and to a Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

Schroder makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroder pays the compensation and expenses of officers and executive employees of the Trust. Schroder also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work. Schroder pays the Trust's office rent.

Under the Advisory Agreements, the Trust is responsible for all its other expenses, including clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses; accounting expenses; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroder; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of the Funds' assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

The Advisory Agreements provide that Schroder shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with rendering service to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

The Advisory Agreements may be terminated without penalty by vote of the Trustees as to any Fund, by the shareholders of that Fund, or by Schroder, on 60 days' written notice. Each Advisory Agreement also terminates without payment of any penalty in the event of its assignment. In addition, each Advisory Agreement may be amended only by a vote of the shareholders of the affected Fund(s), and each Advisory Agreement provides that it will continue in effect from year to year only so long as such continuance is approved at least annually with respect to a Fund by vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Schroder. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act.

The Former Related Portfolios. Prior to June 1, 1999 (or September 20, 1999 with respect to Schroder Emerging Markets Fund), each Fund (other than Schroder U.S. Large Cap Equity Fund and Schroder

Ultra Fund) invested all of its assets in a related portfolio (each, a "Former Related Portfolio" and collectively the "Former Related Portfolios") having the same investment objectives and substantially the same investment policies as the relevant Fund. As long as a Fund remained completely invested in a Former Related Portfolio (or any other investment company), Schroder was not entitled to receive any investment advisory fee from the Fund.

Schroder was the investment advisor to each of the Former Related Portfolios pursuant to investment advisory agreements (each a "Portfolio Advisory Agreement") between Schroder and Schroder Capital Funds, on behalf of the Former Related Portfolio. Schroder received an investment advisory fee with respect to each Former Related Portfolio. Each Portfolio Advisory Agreement was the same in all material respects as the Advisory Agreements, except that the annual advisory fee payable to Schroder by the Former Related Portfolio of Schroder International Fund was 0.45% of the Portfolio's average daily net assets and the annual advisory fee payable to Schroder by Schroder International Fund under its Advisory Agreement is 0.50% up to $100 million, 0.40% of the next $150 million, and 0.35% in excess of $250 million, with respect to the Fund's average daily net assets. Schroder has contractually agreed that the annual advisory fee paid to it by Schroder International Fund through October 31, 2002 will be limited to 0.45% of the Fund's average daily net assets. Each of the Funds that invested in a Former Related Portfolio bore a proportionate part of the investment advisory fees paid by such portfolio (based on the percentage of that portfolio's assets attributable to the Fund).

RECENT INVESTMENT ADVISORY FEES. In June of 1999, Schroder Emerging Markets Fund, Schroder U.S. Smaller Companies Fund, and Schroder Ultra Fund changed their fiscal year end from May 31 to October 31. The following table sets forth the investment advisory fees paid by each of these Funds during the fiscal years ended October 31, 2001 and October 31, 2000, for the period June 1, 1999 through October 31, 1999, and for the preceding fiscal year, ended May 31, 1999. In the cases of Schroder Emerging Markets Fund and Schroder U.S. Smaller Companies Fund, these fees include fees paid indirectly through the Former Related Portfolios (for periods through September 20, 1999 and May 31, 1999, respectively) and directly to Schroder (since September 20, 1999 and June 1, 1999, respectively). The fees listed in the following table reflect reductions pursuant to expense limitations and/or fee waivers in effect during such periods.

------------------------------ ------------------ ----------------- ------------------ ------------------
                               Investment
                               Advisory           Investment        Investment         Investment
                               Fees Paid for      Advisory Fees     Advisory Fees      Advisory Fees
                               Fiscal Year        Paid for Fiscal   Paid for the       Paid for Fiscal
                               Ended              Year Ended        Period 6/1/99      Year Ended
Fund                           10/31/01           10/31/00          through 10/31/99   5/31/99
------------------------------ ------------------ ----------------- ------------------ ------------------
Schroder Emerging Markets      $98,852            $89,370           $0                 $0
Fund
------------------------------ ------------------ ----------------- ------------------ ------------------
Schroder U.S. Smaller          $49,257            $254,439          $76,803            $350,140
Companies Fund
------------------------------ ------------------ ----------------- ------------------ ------------------
Schroder Ultra Fund            $1,450,720         $593,574          $49,655            $30,004
------------------------------ ------------------ ----------------- ------------------ ------------------


The following table sets forth the investment advisory fees paid by each of the remaining Funds during the three most recent fiscal years, including fees paid indirectly through the Former Related Portfolios (for periods through May 31,
1999) and directly to Schroder (since June 1, 1999). The fees listed in the following table reflect reductions pursuant to expense limitations and/or fee waivers in effect during such periods.

------------------------------ --------------------- --------------------- -----------------------
                               Investment Advisory   Investment Advisory
                               Fees Paid for         Fees Paid for         Investment Advisory
                               Fiscal Year Ended     Fiscal Year Ended     Fees Paid for Fiscal
Fund                           10/31/01              10/31/00              Year Ended 10/31/99
------------------------------ --------------------- --------------------- -----------------------
Schroder International Fund    $47,760               $408,079              $565,892
------------------------------ --------------------- --------------------- -----------------------
Schroder International         $34,595               $4,665                $0
Smaller Companies Fund
------------------------------ --------------------- --------------------- -----------------------
Schroder U.S. Large Cap        $148,452              $118,130              $42,491
Equity Fund
------------------------------ --------------------- --------------------- -----------------------

WAIVED FEES. For the periods shown above, a portion of the advisory fees payable to Schroder (including fees payable by the Former Related Portfolio) were waived in the following amounts pursuant to expense limitations and/or fee waivers observed by Schroder for the noted Fund during such periods.

------------------------------ ----------------- ---------------- ------------------ --------------------
                               Fees Waived       Fees Waived      Fees Waived
                               During Fiscal     During Fiscal    During the         Fees Waived During
                               Year Ended        Year Ended       Period 6/1/99      Fiscal Year Ended
Fund                           10/31/01          10/31/00         through 10/31/99   5/31/99
------------------------------ ----------------- ---------------- ------------------ --------------------
Schroder Emerging Markets      $213,982          $167,944         $65,719            $10,953
Fund
------------------------------ ----------------- ---------------- ------------------ --------------------
Schroder U.S. Smaller          $100,780          $3,721           $29,847            $0
Companies Fund
------------------------------ ----------------- ---------------- ------------------ --------------------
Schroder Ultra Fund            $33,541           $30,346          $37,550            $72,211
------------------------------ ----------------- ---------------- ------------------ --------------------

------------------------------ -------------------- ---------------------- ----------------------
                               Fees Waived During   Fees Waived During     Fees Waived During
                               Fiscal Year Ended    Fiscal Year Ended      Fiscal Year Ended
Fund                           10/31/01             10/31/00               10/31/99
------------------------------ -------------------- ---------------------- ----------------------
Schroder International Fund    $246,520             $202,208               $73,657
------------------------------ -------------------- ---------------------- ----------------------

Schroder International         $144,117             $129,685               $71,451
Smaller Companies Fund
------------------------------ -------------------- ---------------------- ----------------------
Schroder U.S. Large Cap        $80,220              $29,632                $60,451
Equity Fund
------------------------------ -------------------- ---------------------- ----------------------


                             ADMINISTRATIVE SERVICES

On behalf of each Fund (except Schroder U.S. Large Cap Equity Fund), the Trust has entered into an administration agreement with Schroder Fund Advisors Inc., under which Schroder Fund Advisors Inc. provides management and administrative services necessary for the operation of the Funds, including: (1) preparation of shareholder reports and communications; (2) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (3) general supervision of the operation of the Funds, including coordination of the services performed by its investment adviser, transfer agent, custodian, independent accountants, legal counsel and others. Schroder Fund Advisors Inc. is a wholly owned subsidiary of Schroder and is a registered broker-dealer organized to act as administrator and distributor of mutual funds.

For providing administrative services, Schroder Fund Advisors Inc. is entitled to receive a monthly fee at the following annual rates (based upon each Fund's average daily net assets): 0.225% with respect to Schroder International Fund; and 0.25% with respect to Schroder Emerging Markets Fund, Schroder International Smaller Companies Fund, Schroder U.S. Smaller Companies Fund, and Schroder Ultra Fund. The administration agreement is terminable with respect to the Funds without penalty, at any time, by the Trustees upon 60 days' written notice to Schroder Fund Advisors Inc. or by Schroder Fund Advisors Inc. upon 60 days' written notice to the Trust.

Effective November 5, 2001, the Trust entered into a sub-administration and accounting agreement with SEI Investments Mutual Fund Services ("SEI"). Under that agreement, the Trust, together with all mutual funds managed by Schroder, pays fees to SEI based on the combined average daily net assets of all the funds in the Schroder complex, according to the following annual rates: 0.15% on the first $300 million of such assets, and 0.12% on such assets in excess of $300 million, subject to certain minimum charges. Each Fund pays its pro rata portion of such expenses. The sub-administration and accounting agreement is terminable by either party at the end of a three year initial term or thereafter, at any time, by either party upon 60 days' written notice to the other party. The sub-administration and accounting agreement is terminable by either party in the case of a material breach.

From June 1, 1999 to November 4, 2001, the Trust received sub-administration and accounting services from State Street Bank and Trust Company ("State Street"). State Street received fees from the Funds based on the combined average daily net assets of all the Funds in the Schroder Fund complex according to the following annual rates: 0.06% on the first $1.7 billion of such assets; 0.04% on the next $1.7 billion of such assets; and 0.02% of such assets in excess of $3.4 billion, subject to certain minimum charges. Such minimum charges were increased for the period from June 1, 2001 to November 4, 2001. Prior to June 1, 1999, Forum Administrative Services, LLC ("FAdS") provided certain administrative services to the Funds according to a different fee schedule than the schedule currently payable to Schroder Fund Advisors Inc. and SEI.

RECENT ADMINISTRATIVE FEES. During the three most recent fiscal years (and the additional period listed for Schroder Emerging Markets Fund, Schroder U.S. Smaller Companies Fund, and Schroder Ultra Fund, each of which changed their fiscal year end from May 31 to October 31 in June of 1999) the Funds paid the following fees to Schroder Fund Advisors Inc., State Street and FadS pursuant to the administration agreements in place during such periods. As SEI did not commence providing sub-administration services to the Funds until after the conclusion of the most recent fiscal year of each of the Funds, no fees paid to SEI are shown below. The fees listed in the following table reflect reductions pursuant to fee waivers and expense limitations in effect during such periods.

--------------------- --------------------- --------------------- ------------------- --------------------
                                                                  Administration      Administration
                      Administration Fees   Administration Fees   Fees Paid for the   Fees Paid for
                      Paid for Fiscal       Paid for Fiscal       Period 6/1/99       Fiscal Year Ended
Fund                  Year Ended 10/31/01   Year Ended 10/31/00   through 10/31/99    5/31/99
--------------------- --------------------- --------------------- ------------------- --------------------
Schroder              Schroder Fund         Schroder Fund         Schroder Fund       Schroder Fund
Emerging              Advisors Inc.         Advisors Inc.         Advisors Inc.       Advisors Inc.
Markets Fund          $78,208               $64,329               $0                  $0

                      State Street          State Street          State Street        FAdS  $847
                      $49,607               $37,130               $1,083
--------------------- --------------------- --------------------- ------------------- --------------------
Schroder U.S.         Schroder Fund         Schroder Fund         Schroder Fund       Schroder Fund
Smaller Companies     Advisors Inc.         Advisors Inc.         Advisors Inc.       Advisors Inc.
Fund                  $74,981               $139,750              $53,348             $139,898

                      State Street          State Street          State Street        FAdS  $41,969
                      $44,850               $58,903               $21,508
--------------------- --------------------- --------------------- ------------------- --------------------
Schroder Ultra Fund   Schroder Fund         Schroder Fund         Schroder Fund       Schroder Fund
                      Advisors Inc.         Advisors Inc.         Advisors Inc.       Advisors Inc.
                      $296,868              $124,784              $17,441             $20,443

                      State Street          State Street          State Street        FAdS  $8,177
                      $208,943              $53,552               $7,060
--------------------- --------------------- --------------------- ------------------- --------------------

---------------------- -------------------------- -------------------------- -------------------------
                       Administration Fees Paid   Administration Fees Paid   Administration Fees
                       for Fiscal Year Ended      for Fiscal Year Ended      Paid for Fiscal Year
Fund                   10/31/01                   10/31/00                   Ended 10/31/99
---------------------- -------------------------- -------------------------- -------------------------
Schroder               Schroder Fund Advisors     Schroder Fund Advisors     Schroder Fund Advisors
International Fund     Inc. $133,194              Inc.  $287,297             Inc.  $199,346

                       State Street               State Street  $132,282     State Street  $64,975
                       $78,115
                                                                             FAdS  $38,815
---------------------- -------------------------- -------------------------- -------------------------
Schroder               Schroder Fund Advisors     Schroder Fund Advisors     Schroder Fund Advisors
International          Inc.  $52,560              Inc.  $39,510              Inc.  $0
Smaller Companies
Fund                   State Street  $34,645      State Street  $20,250      State Street  $16,090

                                                                             FAdS  $2,349
---------------------- -------------------------- -------------------------- -------------------------
Schroder U.S. Large    Schroder Fund Advisors     Schroder Fund Advisors     Schroder Fund Advisors
Cap Equity Fund        Inc.  $0                   Inc.  $0                   Inc.  $0

                       State Street               State Street  $21,778      State Street  $5,922
                       $44,674
                                                                             FAdS  $7,845
---------------------- -------------------------- -------------------------- -------------------------


                                   DISTRIBUTOR

Pursuant to a Distribution Agreement with the Trust, Schroder Fund Advisors Inc. (the "Distributor"), 787 Seventh Avenue, New York, New York 10019, serves as the distributor for the Trust's continually offered shares. The Distributor pays all of its own expenses in performing its obligations under the Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares of any Fund. Please see "Schroder and its Affiliates" for ownership information regarding the Distributor.

SHAREHOLDER SERVICING PLAN FOR ADVISOR SHARES. Each Fund had previously adopted a Shareholder Servicing Plan (the "Service Plan") for its Advisor Shares (except for Schroder Ultra Fund which never offered Advisor Shares). Effective June 23, 2000, the Advisor Shares of each Fund were recapitalized to Investor Shares, such that no Fund presently has any Adivsor Shares outstanding.

Schroder U.S. Smaller Companies Fund is the only Fund that made payments under the Service Plan. In June 1999, that Fund changed its fiscal year end from May 31 to October 31. For the fiscal year ended October 31, 2000, for the period June 1, 1999 through October 31, 1999, and for the fiscal year ended May 31, 1999, the Fund paid $6,211, $5,209, and $11,960, respectively, to the Distributor under the Service Plan. All such payments were, in turn, repaid by the Distributor to service organizations.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

  ALLOCATION. Schroder may deem the purchase or sale of a security to be in the best interest of a Fund or Funds as well as other clients of Schroder. In such cases, Schroder may, but is under no obligation to, aggregate all such transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, such transactions will be allocated among the clients in a manner believed by Schroder to be fair and equitable and consistent with its fiduciary obligations to each client at an average price and commission. Generally, orders are allocated on a pro rata basis. With respect to Schroder Emerging Markets and Schroder International Smaller Companies Funds, however, shares may be allocated other than on a pro rata basis when the amount completed is less than 20% of the total outstanding order.

  BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Schroder may determine to pay a particular broker varying commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

  Schroder places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain the best price and execution available. In seeking the best price and execution, Schroder considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

  It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from several broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Schroder receives research, statistical, and quotation services from many broker-dealers with which it places the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Schroder and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing a Fund. The investment advisory fee paid by a Fund is not reduced because Schroder and its affiliates receive such services.

  As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), and by the Advisory Agreements, Schroder may cause a Fund to pay a broker that provides brokerage and research services to Schroder an amount of disclosed commission for effecting a securities transaction for a Fund in excess of the commission which another broker would have charged for effecting that transaction. Schroder's authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

  OTHER PRACTICES. Schroder also manages private investment companies ("hedge funds") that it markets to, among others, existing Schroder clients. These hedge funds may invest in the same securities as those invested in by the Funds. The hedge funds' trading methodologies are generally different than those of the Funds and usually include short selling and the aggressive use of leverage. At times, the hedge funds may be selling short securities held long in a Fund. In addition, portfolio managers who manage the hedge funds may manage one or more of the Funds. The hedge funds are structured so that when they reach a certain asset size, the portfolio managers will be compensated through sharing in the profits generated to Schroder by the hedge funds. In the context of this performance compensation structure, the differences in trading methodologies between the hedge fund and a Fund may result in a conflict of interest. Schroder is aware of this potential conflict of interest and has instituted procedures to assure that transactions effected on behalf of the hedge funds do not adversely impact the Funds. These procedures include the co-authorization by portfolio managers, whose compensation is independent of the profitability of the hedge funds, of transactions on behalf of the hedge funds and more frequent compliance review of transactions effected for all clients, including the Funds, in the same sector.

  The following tables show the aggregate brokerage commissions paid for the three most recent fiscal years (and the other periods shown) with respect to each Fund that incurred brokerage costs. For each Fund that invested in a Former Related Portfolio, the amounts listed represent aggregate brokerage commissions paid by such Portfolio.

---------------------- --------------------- --------------------- --------------------- ---------------------
                                                                   Brokerage
                       Brokerage             Brokerage             Commissions Paid      Brokerage
                       Commissions Paid      Commissions Paid      During the Period     Commissions Paid
                       During Fiscal Year    During Fiscal Year    6/1/99 through        During Fiscal Year
Fund                   Ended 10/31/01        Ended 10/31/00        10/31/99(a)           Ended 5/31/99
---------------------- --------------------- --------------------- --------------------- ---------------------
Schroder Emerging      $236,506              $333,446              $73,524               $149,918
Markets Fund
---------------------- --------------------- --------------------- --------------------- ---------------------
Schroder U.S.          $104,338              $282,649              $81,772               $1,069,409
Smaller Companies
Fund
---------------------- --------------------- --------------------- --------------------- ---------------------
Schroder Ultra Fund    $1,222,680            $537,276              $44,541               $49,558
---------------------- --------------------- --------------------- --------------------- ---------------------

(a) Effective October 31, 1999, each of these Funds changed its fiscal year from May 31 to October 31.


------------------------- ------------------------ ------------------------- ------------------------------

                          Brokerage Commissions    Brokerage Commissions
                          Paid During Fiscal       Paid During Fiscal Year   Brokerage Commissions Paid
                          Year Ended               Ended                     During Fiscal Year Ended
Fund                      10/31/01                 10/31/00                  10/31/99
------------------------- ------------------------ ------------------------- ------------------------------
Schroder International    $346,830                 $597,563                  $424,870
Fund
------------------------- ------------------------ ------------------------- ------------------------------
Schroder International    $64,840                  $62,118                   $28,729
Smaller Companies Fund
------------------------- ------------------------ ------------------------- ------------------------------
Schroder U.S. Large Cap   $67,064                  $56,475                   $18,215
Equity Fund
------------------------- ------------------------ ------------------------- ------------------------------

         During their most recent fiscal years (and the other periods shown), the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution on the basis of research and other services provided to the Funds are summarized below.

         The following table shows information regarding Fund transactions placed with brokers and dealers during the fiscal year ended October 31, 2001 identified as having been executed on the basis of research and other services provided by the broker or dealer.

------------------------------------- ----------------------------------- -----------------------------------
                Fund                          Total Dollar Value                Commissions Paid with
                                             of Such Transactions            Respect to Such Transactions
------------------------------------- ----------------------------------- -----------------------------------
Schroder Emerging Markets Fund        $52,563                             $330 (which amount represents
                                                                          approximately 0.14% of the total
                                                                          brokerage commissions paid by the
                                                                          Fund)
------------------------------------- ----------------------------------- -----------------------------------
Schroder U.S. Large Cap Equity Fund   $5,598,742                          $6,397 (which amount represents
                                                                          approximately 10.14% of the total
                                                                          brokerage commissions paid by the
                                                                          Fund)
------------------------------------- ----------------------------------- -----------------------------------
Schroder International Smaller        $136,978                            $192 (which amount represents
Companies Fund                                                            approximately 0.30% of the total
                                                                          brokerage commissions paid by the
                                                                          Fund)
------------------------------------- ----------------------------------- -----------------------------------
Schroder U.S. Smaller Companies Fund  $2,571,632                          $3,845 (which amount represents
                                                                          approximately 3.68% of the total
                                                                          brokerage commissions paid by the
                                                                          Fund)
------------------------------------- ----------------------------------- -----------------------------------


------------------------------------- ----------------------------------- -----------------------------------
Schroder Ultra Fund                   $3,284,443                          $11,784 (which amount represents
                                                                          approximately 1.05% of the total
                                                                          brokerage commissions paid by the
                                                                          Fund)
------------------------------------- ----------------------------------- -----------------------------------


                        DETERMINATION OF NET ASSET VALUE

  The net asset value per share of each class of shares of each Fund is determined daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading.

  The Trustees have established procedures for the valuation of a Fund's securities, which are summarized below.

  Equities listed or traded on a domestic or foreign stock exchange (including the National Association of Securities Dealers' Automated Quotation System ("NASDAQ")) for which last sales information is regularly reported are valued at their last reported sales prices on such exchange on that day or, in the absence of sales that day, such securities are valued at the mean of closing bid and ask prices ("mid-market price") or, if none, the last sales price on the preceding trading day. (Where the securities are traded on more than one exchange, they are valued on the exchange on which the security is primarily traded.) Securities purchased in an initial public offering and which have not commenced trading in a secondary market are valued at cost. Unlisted securities for which over-the-counter market quotations are readily available generally are valued at the most recently reported mid-market prices. Except as noted below with regard to below investment grade and emerging markets debt instruments, fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Below investment grade and emerging markets debts instruments ("high yield debt") will ordinarily be valued at priced supplied by a Fund's pricing services based on the mean of bid and asked prices supplied by brokers or dealers; provided, however, that if the bid-asked spread exceeds five points, then that security will be valued at the bid price. Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless Schroder believes another valuation is more appropriate. Securities for which current market quotations are not readily available are valued at fair value pursuant to procedures established by the Trustees.

  Options on indices or exchange-traded fund ("ETF") shares shall be valued at the mid-market price reported as of the close of the Chicago Board of Options Exchange. Other options and futures contracts traded on a securities exchange or board of trade shall be valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price. Options not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the most recently reported mid-market price.

  All assets and liabilities of a Fund denominated in foreign currencies are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar at the time when last quoted.

  Long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities and certain foreign securities may be stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities.

  If any securities held by a Fund are restricted as to resale, Schroder will obtain a valuation based on the current bid for the restricted security from one or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security. If Schroder is unable to obtain a fair valuation for a restricted security from an independent dealer or other independent party, a pricing committee (comprised of certain directors and officers at Schroder) shall determine the bid value of such security. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

  Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Trust's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Trust's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value.

  The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Each Fund's assets will be further allocated among its constituent classes of shares on the Trust's books of account. Expenses with respect to any two or more Funds or classes may be allocated in proportion to the net asset values of the respective Funds or classes except where allocations of direct expenses can otherwise be fairly made to a specific Fund or class.

                                      TAXES

  Each Fund intends to qualify each year and elect to be taxed as a "regulated investment company" (a "RIC") under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

  As a RIC qualifying to have its tax liability determined under Subchapter M, a Fund will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to shareholders.

In order to qualify as a RIC, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities or securities of other RICs) or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

If a Fund does not qualify for taxation as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

In order to receive the favorable tax treatment accorded RICs and their shareholders, a Fund must in general distribute with respect to each taxable year at least 90% of its ordinary income (including net short-term capital gains) and its tax-exempt interest income, net of expenses attributable to such interest. Each Fund intends to make such distributions.

If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior years (to the extent not presently subject to tax under Subchapter M), that Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by that Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

A Fund's distributions will be taxable to you as ordinary income to the extent derived from the Fund's investment income and net short-term gains (that is, net gains from capital assets held for no more than one year). Distributions designated by a Fund as deriving from net gains on capital assets held for more than one year will be taxable to you as long-term capital gains (generally subject to a 20% tax rate), regardless of how long you have held the shares. Distributions will be taxable to you as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Trust will notify each shareholder of the amount and tax status of distributions paid to the shareholder by each of the Funds for the preceding year. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

Upon the disposition of shares of a Fund (whether by sale, exchange, or redemption), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Long-term capital gains will generally be taxed at a federal income tax rate of 20% (but see below for rules on "qualified 5-year gain"). In general, any loss realized upon a taxable disposition of shares will be treated as long-term capital loss if the shares have been held for more than one year, and otherwise as short-term capital loss. However, any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. In addition, any loss realized on a sale or exchange of shares will be disallowed to the extent that you replace the disposed of shares with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition.

With respect to investment income and gains received by a Fund from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income or loss and may affect the timing or amount of the Fund's distributions, including in situations where such distributions may economically represent a return of a particular shareholder's investment. Investments, if any, in "passive foreign investment companies" could subject the Fund to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund."

If a Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may make an election to permit its shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. In such a case, shareholders would include in gross income from foreign sources their pro rata share of such taxes. Shareholders then may take a foreign tax credit against their U.S. federal income tax liability for the amount of such foreign taxes or else deduct such foreign taxes as an itemized deduction from gross income, subject to certain limitations (including, with respect to a foreign tax credit, a holding period requirement).

If a Fund engages in hedging transactions, including hedging transactions in options, forward or futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert capital gain into ordinary income, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

A Fund's investments, if any, in securities issued at a discount (for example, zero-coupon bonds) and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities that it otherwise would have continued to hold.

A Fund may be required to withhold up to 30.5% of certain of your dividends if you have not provided the Fund with your correct taxpayer identification number (normally your Social Security number), or if you are otherwise subject to back-up withholding. For amounts paid in 2002 and 2003, the rate is scheduled to be 30%.

For taxable years beginning after December 31, 2000, the maximum tax rates for gain from capital assets (including Fund shares) held by a non-corporate shareholder for more than 5 years ("qualified 5-year gain") are 8 percent and 18 percent (rather than 10 percent and 20 percent). The 18-percent rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and shareholders shall consult their tax advisors before making such an election.

The foregoing discussion is primarily a summary of certain federal income tax consequences of investing in a Fund based on the law as of the date of this SAI. The discussion does not address special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to a Fund. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local and, where applicable, foreign tax consequences of investing in a Fund.

                         PRINCIPAL HOLDERS OF SECURITIES

To the knowledge of the Trust, as of January 11, 2002, no person owned beneficially more than 25% of the outstanding voting securities of any Fund, except as indicated on Appendix A hereto. These persons may be deemed to control the noted Funds. The Trust is not aware of any other person that may control a Fund.

To the knowledge of the Trust, as of January 11, 2002, the Trustees of the Trust and the officers of the Trust, as a group, owned less than 1% of the outstanding shares of each Fund, except that the Trustees and officers as a group owned approximately 15% of the outstanding shares of Schroder Ultra Fund.

To the knowledge of the Trust, as of January 11, 2002, no person owned of record, or was known to the Trust to own beneficially, more than 5% of the outstanding Investor Shares of a Fund other than as set forth on Appendix A to this Statement. Because these shareholders hold a substantial number of shares, they may be able to require that the Trust hold special shareholder meetings and may be able to determine the outcome of any shareholder vote.

                             PERFORMANCE INFORMATION

Average annual total return of a class of shares of a Fund for one-, five-, and ten-year periods (or for such shorter periods as shares of that class of shares of the Fund have been offered) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in that class of shares at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year or less is equal to the actual return during that period. Total return calculations assume reinvestment of all Fund distributions at net asset value on their respective reinvestment dates. Total return may be presented for other periods.

ALL PERFORMANCE DATA IS BASED ON PAST INVESTMENT RESULTS AND DOES NOT PREDICT FUTURE PERFORMANCE. Investment performance of a Fund's shares, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objectives and policies.

Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. These factors should be considered when comparing the investment results of a Fund's shares to those of various classes of other mutual funds and other investment vehicles. Performance for each Fund's shares may be compared to various indices.

The table below sets forth the average annual total return of Investor Shares of the Funds for the noted periods ended October 31, 2001.


      AVERAGE ANNUAL TOTAL RETURN FOR ANNUAL PERIODS ENDED OCTOBER 31, 2001

------------------- ------------ ----------- ------------ ------------------ ----------------

                                                           SINCE INCEPTION      INCEPTION
                                                               OF FUND           DATE OF
       FUND           1 YEAR       5 YEAR      10 YEAR      (ANNUALIZED)          FUND
------------------- ------------ ----------- ------------ ------------------ ----------------
Schroder Emerging    -28.60%        N/A          N/A           -5.86%           10/31/97
Markets Fund

------------------- ------------ ----------- ------------ ------------------ ----------------
Schroder U.S.          3.25%      12.00%       16.84%            N/A             8/06/93
Smaller Companies
Fund
------------------- ------------ ----------- ------------ ------------------ ----------------
Schroder Ultra        85.74%        N/A          N/A          -91.21%           10/15/97
Fund(1)
------------------- ------------ ----------- ------------ ------------------ ----------------
Schroder             -24.96%       2.12%        6.20%           8.94%           12/19/85
International Fund

------------------- ------------ ----------- ------------ ------------------ ----------------
Schroder             -28.67%       7.52%         N/A            7.52%           11/4/96
International
Smaller Companies
Fund
------------------- ------------ ----------- ------------ ------------------ ----------------
Schroder U.S.        -28.28%       8.96%       11.53%          10.46%           10/31/70
Large Cap Equity
Fund
------------------- ------------ ----------- ------------ ------------------ ----------------

     (1) Formerly, Schroder Micro Cap Fund. Effective March 1, 2001, the Fund changed its name and certain investment limits under its principal investment strategies. Although the portfolio manager is currently managing the Fund in a manner substantially similar to the way the Fund was managed in prior periods, the Fund would not necessarily have achieved the final results and total returns listed above under its current policies.

From time to time, Schroder, SEI, or any of their affiliates that provide services to the Fund may reduce their compensation or assume expenses of a Fund in order to reduce the Fund's expenses, as described in the Trust's current Prospectus. Any such waiver or assumption would increase a Fund's total return during the period of the waiver or assumption.

                                    CUSTODIAN

JP Morgan Chase Bank, 270 Park Avenue, New York, New York ("Chase"), is the custodian of the assets of each Fund, except that State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 ("State Street"), currently serves as custodian with respect to the assets of Schroder Emerging Markets Fund. The custodian's responsibilities include safeguarding and controlling a Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a Fund's investments. The custodian does not determine the investment policies of a Fund or decide which securities a Fund will buy or sell. Prior to November 5, 2001, State Street served as custodian to each of the Funds.

The Bank of New York ("BONY"), One Wall Street, 4th Floor, New York, New York 10286, serves as custodian with respect to certain securities and other assets held by the Funds from time to time in connection with repurchase agreement transactions. BONY provides custodial services with respect to such securities substantially similar to those provided by Chase.

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, Inc., 66 Brooks Drive, Braintree, Massachusetts 02184, is the Trust's registrar, transfer agent and dividend disbursing agent.

                             INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, the Trust's independent accountants, provide audit services, and tax return preparation services. Their address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103.

                                 CODE OF ETHICS

The Trust, Schroder, and Schroder Fund Advisors Inc. have adopted a Code of Ethics pursuant to the requirements of the Investment Company Act. Subject to certain restrictions, this Code of Ethics permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds.

                                  LEGAL COUNSEL

Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Trust.

                              SHAREHOLDER LIABILITY

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Trust Instrument disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust's Trust Instrument provides for indemnification out of a Fund's property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

                              FINANCIAL STATEMENTS

The Reports of Independent Accountants, financial highlights, and financial statements in respect of each Fund are included in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 2001 on Form N-30D under the Investment Company Act, filed electronically with the Securities and Exchange Commission on December 31, 2001 (File No. 811-1911; Accession No. 0000950135-01-504031). The Reports, financial highlights and financial statements referred to above are incorporated by reference into this Statement of Additional Information. PricewaterhouseCoopers LLP's consent to the references to that firm in the Registration Statement is filed as an exhibit to the Registration Statement.

                                   APPENDIX A


                          HOLDERS OF OUTSTANDING SHARES

To the knowledge of the Trust, as of January 11, 2002, no other person owned of record, or was known to the Trust to own beneficially, 5% or more of the outstanding Investor Shares of any Fund, except as set forth below.


--------------------------------------------- ----------------------------------
                                                  Percentage of Outstanding
Record or Beneficial Owner                          Investor Shares Owned
--------------------------------------------- ----------------------------------

SCHRODER U.S. SMALLER COMPANIES FUND

--------------------------------------------- ----------------------------------
Charles Schwab & Co. Inc.                                  41.55%
Special Cust AC for the Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122
--------------------------------------------- ----------------------------------
Balsa & Co (Reinvest)                                      13.74%
c/o Chase Manhattan Bank
Quality Assurance Dept.
16HCB 040
P.O. Box 2558
Houston, TX  77252-2558
--------------------------------------------- ----------------------------------
National Financial Services Corp.                           8.80%
For Exclusive Benefit of Customers
Attn: Mutual Funds Dept., 5th Floor
200 Liberty Street
1 World Financial Center
New York, NY 10281-1003
--------------------------------------------- ----------------------------------
Fidelity Investments Institutional                          7.56%
Operations Co. Inc. (FIIC) as Agent for
Certain Employee Benefit Plan
100 Magellan Way KWIC
Covington, KY  41015-1999
--------------------------------------------- ----------------------------------

SCHRODER U.S. LARGE CAP EQUITY FUND

--------------------------------------------- ----------------------------------
State Street Bank & Trust Co.                              14.67%
Trustee of the LEWCO Securities Pension
Plan T26501
Attn:  Paul Chwaliszewski
P.O. Box 351
Boston, MA  02101-0351
--------------------------------------------- ----------------------------------
Bank of New York for Various Plans                          8.84%
LEWCO Securities Corp. dated
10/1/98
The Centre at Purchase
3 Manhattanville Road
Purchase, NY 10577-2116
--------------------------------------------- ----------------------------------
BNY Clearing Services                                       8.69%
A/C 6556-5857
Post & Co. 178075
111 East Kilbourn Avenue
Milwaukee, WI 53202-6683
--------------------------------------------- ----------------------------------
Security Nominees Inc.                                      6.83%
1 State Street
New York, NY 10004-1417
--------------------------------------------- ----------------------------------

SCHRODER INTERNATIONAL FUND

--------------------------------------------- ----------------------------------
Wells Fargo Bank Minnesota NA                              21.91%
FBO North Country Health Service
#13363010
P.O. Box 1533
Minneapolis, MN  55480-1533
--------------------------------------------- ----------------------------------
Samuel & Saidye Bronfman Family FDN                        20.41%
Michael Boucher
Claridge, Inc.
1170 Peel Street, 8th Floor
Montreal, Quebec
H3B 4P2 Canada
--------------------------------------------- ----------------------------------

--------------------------------------------- ----------------------------------
Schroder Nominees Ltd.                                     10.45%
Attn: Suresh Chauhan
33 Gutter Lane, 2nd Floor
London EC2V 8AS
United Kingdom
--------------------------------------------- ----------------------------------

--------------------------------------------- ----------------------------------
Wells Fargo Bank Minnesota N.A.                            10.24%
FBO North Country Pension-Distribution
#13361820
P.O. Box 1533
Minneapolis, MN 55480-1533
--------------------------------------------- ----------------------------------
Trulin & Co.                                                9.40%
c/o Chase Lincoln First Bank N.A.
Attn: Ed Sheidlower
Rochester, NY 14603-1412
--------------------------------------------- ----------------------------------
Penlin & Co.                                                8.60%
c/o Chase Lincoln First Bank N.A.
Attn: Ed Sheidlower
Rochester, NY 14603-1412
--------------------------------------------- ----------------------------------

SCHRODER INTERNATIONAL SMALLER COMPANIES FUND

--------------------------------------------- ----------------------------------
Charles Schwab & Co. Inc.                                  50.26%
Special Cust AC for the Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122
--------------------------------------------- ----------------------------------
National Financial Services Corp.                          16.72%
For Exclusive Benefit of Customers
Attn: Mutual Funds Dept., 5th Floor
200 Liberty Street
1 World Financial Center
New York, NY 10281-1003
--------------------------------------------- ----------------------------------
Schroder Investment Management                             11.27%
Client A/C
Attn:  Suresh Chauhan
33 Gutter Lane, 2nd Floor
London EC2V8AS United Kingdom
--------------------------------------------- ----------------------------------

  SCHRODER EMERGING MARKETS FUND

--------------------------------------------- ----------------------------------
Charles Schwab & Co. Inc.                                   29.77%
Special Custodian for the Benefit of
Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122
--------------------------------------------- ----------------------------------

--------------------------------------------- ----------------------------------
USAA Federal Savings Bank                                   28.37%
Attn:  Trust Dept./David C. Sharman
P.O. Box 690827
San Antonio, TX 78269-0827
--------------------------------------------- ----------------------------------
Frost National Bank TTEE                                    18.74%
FBO USAA Employee Benefits
Association Post Retired Taxable
Frost National Bank
P.O. Box 2479
San Antonio, TX  78298-2479
--------------------------------------------- ----------------------------------
State Street Bankn Successor Trustee                        10.23%
U/A USAA Retirement Savings Plan
Attn:  Yvonne Lee
Defined Contribution Services
105 Rosemont Road #WES1N
Westwood, MA  02090-2318
--------------------------------------------- ----------------------------------
State Street Bank and Trust Company                         8.45%
FBO USAA Deferred Compensation
Dtd. 9/1/00
Attn: Robert Skinner
1 Enterprise Dr. SWSC
North Quincy, MA 02171-2126
--------------------------------------------- ----------------------------------

  SCHRODER ULTRA FUND

--------------------------------------------- ----------------------------------
Charles Schwab & Co. Inc.                                  35.81%
Special Cust AC for the Benefit of
Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122
--------------------------------------------- ----------------------------------
Ira Unschuld*                                               14%**
787 7th Avenue, 34th Floor
New York, NY 10019-6018
--------------------------------------------- ----------------------------------
National Financial SVCS Corp.                              10.19%
for Exclusive Benefit of Our Customers
Sal Vella
200 Liberty Street
New York, NY  10281-1003

--------------------------------------------- ----------------------------------

--------------------------------------------- ----------------------------------
Wexford Clearing Services Corp.                             9.58%
Tom Juda, Nancy Juda Co-TTEES
Tom Juda & Nancy Juda LIV TR
UA DTD 05/03/95
410 S. Lucerne Blvd.
Los Angeles, CA  90020-4749
--------------------------------------------- ----------------------------------
Schroder Investment Management North                        5.81%
America Inc.
Attn:  Alan Mandel
787 7th Ave., 34th Floor
New York, NY  10019-6018
--------------------------------------------- ----------------------------------

*There is significant overlap between the beneficial ownership by this person and the record ownership of shares of this Fund disclosed above for Charles Schwab & Co. Inc..
**Approximation based on an aggregation of securities beneficially owned through multiple brokerage accounts.

                                   APPENDIX B


                      RATINGS OF CORPORATE DEBT INSTRUMENTS



  MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

  FIXED-INCOME SECURITY RATINGS

  "Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  "Aa" Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

  "A" Fixed-income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  "Baa" Fixed-income securities which are rated "Baa" are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.

  "Ba" Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

  "B" Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  "Caa" Fixed-income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  "Ca" Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  "C" Fixed-income securities which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B" in its municipal fixed-income security rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and a modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

  COMMERCIAL PAPER RATINGS

  Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: "Prime-1", "Prime-2", "Prime-3".

  Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

  STANDARD & POOR'S RATING SERVICES ("STANDARD & POOR'S")

  FIXED-INCOME SECURITY RATINGS

  A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

  "AAA" Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

  "AA" Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

  "A" Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

  "BBB" Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

  Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade.

  "BB" Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

  "B" Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

  "CCC" Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

  "CC" The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

  "C" The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

  "CI" The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

  "NR" Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

  Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

  Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

  COMMERCIAL PAPER RATINGS

  Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

  Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation "1", "2", and "3" to indicate the relative degree of safety.

  "A-1" Indicates that the degree of safety regarding timely payment is very strong.

  "A-2" Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

  "A-3" Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                        SCHRODER CAPITAL FUNDS (DELAWARE)

             Schroder Emerging Markets Fund Institutional Portfolio


                                    FORM N-1A

                                     PART B


                       STATEMENT OF ADDITIONAL INFORMATION


                                January 28, 2002



This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when accompanied or preceded by a Prospectus for Schroder Emerging Markets Fund Institutional Portfolio, as amended or supplemented from time to time. This SAI relates to the Fund's Investor Shares and Advisor Shares. Investor Shares and Advisor Shares are offered through separate Prospectuses, each dated January 28, 2002, as amended or supplemented from time to time. This SAI contains information which may be useful to investors but which is not included in the Prospectuses. Investors may obtain free copies of the Prospectuses by calling the Trust at 800-464-3108.

Certain disclosure has been incorporated by reference into this SAI from the Fund's annual report. For a free copy of the annual report, please call 800-464-3108.

                                TABLE OF CONTENTS

TRUST HISTORY................................................................2
FUND CLASSIFICATION..........................................................2
CAPITALIZATION AND SHARE CLASSES.............................................2
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS....................3
INVESTMENT RESTRICTIONS.....................................................17
TRUSTEES AND OFFICERS.......................................................19
SCHRODER AND ITS AFFILIATES.................................................21
INVESTMENT ADVISORY AGREEMENT...............................................22
ADMINISTRATIVE SERVICES.....................................................24
DISTRIBUTOR.................................................................25
BROKERAGE ALLOCATION AND OTHER PRACTICES....................................27
DETERMINATION OF NET ASSET VALUE............................................29
TAXES ......................................................................30
PRINCIPAL HOLDERS OF SECURITIES.............................................33
PERFORMANCE INFORMATION.....................................................34
CUSTODIAN...................................................................35
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT................................36
INDEPENDENT ACCOUNTANTS.....................................................36
CODE OF ETHICS..............................................................36
LEGAL COUNSEL...............................................................36
SHAREHOLDER LIABILITY.......................................................36
FINANCIAL STATEMENTS........................................................36
APPENDIX A - RATINGS OF CORPORATE DEBT INSTRUMENTS..........................37

                        SCHRODER CAPITAL FUNDS (DELAWARE)

             SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO

                       STATEMENT OF ADDITIONAL INFORMATION


TRUST HISTORY

         Schroder Capital Funds (Delaware) was organized as a Maryland corporation on July 30, 1969; reorganized on February 29, 1988 as Schroder Capital Funds, Inc.; and reorganized as a Delaware business trust organized under the laws of the State of Delaware on January 9, 1996. The Trust is governed by a Trust Instrument and under Delaware law. Schroder Investment Management North America Inc. ("Schroder") and its corporate predecessors have served as investment adviser to the Trust since its inception.

FUND CLASSIFICATION

         The Trust currently offers shares of beneficial interest of seven series with separate investment objectives and policies, one of which, Schroder Emerging Markets Fund Institutional Portfolio (the "Fund"), is covered in this SAI. The Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Shares of the Fund are offered pursuant to the Prospectuses and this SAI. The Fund is a "non-diversified" investment company under the Investment Company Act, and therefore may invest its assets in a more limited number of issuers than may diversified investment companies. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer's securities declines.

CAPITALIZATION AND SHARE CLASSES

         The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The Fund's shares are presently divided into two classes, Investor Shares and Advisor Shares. Each class is offered through a separate Prospectus. Unlike Investor Shares, Advisor Shares are currently subject to shareholder service fees, so that the performance of the Fund's Investor Shares will normally be more favorable than that of the Fund's Advisor Shares over the same time period. The Fund may suspend the sale of shares at any time.

Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the Fund or a class of shares on matters affecting the Fund or class, as determined by the Trustees. For example, a change in a fundamental investment policy for the Fund would be voted upon only by shareholders of the Fund and a change to a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Trust Instrument. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trustees, and if the Fund were liquidated, each class of shares of the Fund would receive the net assets of the Fund attributable to the class. Because Investor and Advisor Shares are subject to different expenses, the Fund's dividends and other distributions will normally differ between the two classes.


MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

         In addition to the principal investment strategies and the principal risks of the Fund described in the Prospectuses, the Fund may employ other investment practices and may be subject to additional risks which are described below. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectuses, under "Investment Restrictions" in this SAI, or by applicable law, the Fund may engage in each of the practices described below.

CERTAIN DERIVATIVE INSTRUMENTS

         Derivative instruments are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security, index or currency. To the extent permitted under "Investment Restrictions" below and in the Prospectuses, the Fund may engage in a variety of transactions involving the use of derivative instruments, including options and futures contracts on securities and securities indices and options on futures contracts. These transactions may be used by the Fund for hedging purposes or, to the extent permitted by applicable law, to increase its current return. The Fund may also engage in derivative transactions involving foreign currencies. See "Foreign Currency Transactions."

OPTIONS

         The Fund may purchase and sell covered put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

         COVERED CALL OPTIONS. The Fund may write covered call options on its portfolio securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

         A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

         In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of the sale (exercise price minus commissions) plus the amount of the premium.

         The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

         COVERED PUT OPTIONS. The Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

         In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

         The Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

         PURCHASING PUT AND CALL OPTIONS. The Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

         The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

         The Fund may also purchase put and call options to enhance its current return. The Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

         OPTIONS ON FOREIGN SECURITIES. The Fund may purchase and sell options on foreign securities if in Schroder's opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S.

securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

         RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the risks that Schroder will not forecast interest rate or market movements correctly, that the Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Schroder to forecast market and interest rate movements correctly.

         An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will enter into an option position only if Schroder believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, the Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Schroder believes it is inadvisable to do so.

         Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Fund and other clients of Schroder may be considered such a group. These position limits may restrict the Fund's ability to purchase or sell options on particular securities.

         As described below, the Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter markets. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options. Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The Options Clearing Corporation. The Fund will, however, engage in over-the-counter options transactions only when appropriate exchange-traded options transactions are unavailable and when, in the opinion of Schroder, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. The Fund will treat over-the-counter options (and, in the case of options sold by the Fund, the underlying securities held by the Fund) as illiquid investments as required by applicable law.

         Government regulations, particularly the requirements for qualification as a "regulated investment company" (a "RIC") under the United States Internal Revenue Code of 1986, as amended, may also restrict the Fund's use of options.

FUTURES CONTRACTS

         To the extent permitted under "Investment Restrictions" below and in the Prospectuses and by applicable law, the Fund may buy and sell futures contracts, options on futures contracts, and related instruments in order to hedge against the effects of adverse market changes or to increase the

Fund's current return. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC"). Depending upon the change in the value of the underlying security or index when the Fund enters into or terminates a futures contract, the Fund may realize a gain or loss.

         The Fund will not enter into a futures contract or futures option contract for investment purposes if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by the Fund for open futures option positions, less the amount by which any such options are "in the money," would exceed 5% of the Fund's net assets.

         FUTURES ON SECURITIES AND RELATED OPTIONS. A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on securities -- assuming a "long" position -- the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on securities -- assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on securities will be valued at the most recent settlement price, unless that price does not, in the judgment of persons acting at the direction of the Trustees as to the valuation of the Fund's assets, reflect the fair value of the contract, in which case the positions will be valued by the Trustees or such persons.

         Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

         Hedging by use of futures on securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. The Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

         On other occasions, the Fund may take a "long" position by purchasing futures on securities. This would be done, for example, when the Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

         Successful use by the Fund of futures contracts on securities is subject to Schroder's ability to predict correctly movements in the direction of the security's price and factors affecting markets for securities. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

         The Fund may purchase and write put and call options on certain futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to the Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

         INDEX FUTURES CONTRACTS AND OPTIONS. The Fund may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

         Depending on the change in the value of the index between the time when the Fund enters into and terminates an index futures transaction, the Fund may realize a gain or loss. The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

         The Fund may purchase or sell futures contracts with respect to any securities indices. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

         In order to hedge the Fund's investments successfully using futures contracts and related options, the Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in Schroder's judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities.

         Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         As an alternative to purchasing and selling call and put options on index futures contracts, the Fund may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

         The Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. The Fund may also allow such options to expire unexercised.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

         The Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

         MARGIN PAYMENTS. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian or with a futures commission merchant an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

         Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

         When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

         LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

         In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise the options in order to realize any profit.

         HEDGING RISKS. There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of the Fund's securities which are the subject of a hedge. Schroder will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund's portfolio securities sought to be hedged.

         Successful use of futures contracts and options by the Fund for hedging purposes is also subject to Schroder's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by Schroder may still not result in a successful hedging transaction over a very short time period.

         LACK OF AVAILABILITY. Because the markets for certain options and futures contracts and other derivative instruments in which the Fund may invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, the Fund's ability to engage in transactions using such instruments may be limited. Suitable derivative transactions may not be available in all circumstances and there is no assurance that the Fund will engage in such transactions at any time or from time to time. The Fund's ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

         OTHER RISKS. The Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

FORWARD COMMITMENTS

         The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price.

         Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if Schroder deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition, and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high quality short-term debt obligations. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. Schroder will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

WHEN-ISSUED SECURITIES

         The Fund may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While the Fund may sell its right to acquire when-issued securities prior to the settlement date, the Fund intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. The Fund will establish a segregated account in which it will maintain cash and U.S. Government securities or other liquid securities at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

LOANS OF FUND PORTFOLIO SECURITIES

         The Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Fund's portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before the Fund enters into a loan, Schroder considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund will not lend portfolio securities to borrowers affiliated with the Fund.

FOREIGN SECURITIES

         The Fund may invest without limit in securities principally traded in foreign markets. The Fund may also invest without limit in Eurodollar certificates of deposit and other certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

         Investments in foreign securities may involve risks and considerations different from or in addition to investments in domestic securities. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments. Also, because foreign securities are normally denominated and traded in foreign currencies, the values of the Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between currencies.

         In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, adoption of foreign governmental restrictions affecting the payment of principal and interest, imposition of withholding or confiscatory taxes, political or financial instability, and adverse political, diplomatic or economic developments which could affect the values of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries and it may be more difficult to obtain and enforce a judgment against a foreign issuer. Also, the laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

         In determining whether to invest in securities of foreign issuers, Schroder will consider the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by the Fund will reduce its net income available for distribution to shareholders.

EMERGING MARKET SECURITIES

         The Fund invests primarily in securities of companies determined by Schroder to be "emerging market" issuers. The risks of investing in foreign securities are particularly high when securities of issuers based in developing or emerging market countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

         In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

FOREIGN CURRENCY TRANSACTIONS

         The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. The Fund may engage in both "transaction hedging" and "position hedging".

         When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option. The Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in Schroder's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

         When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of the Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

         To offset some of the costs to the Fund of hedging against fluctuations in currency exchange rates, the Fund may write covered call options on those currencies.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Also, suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will utilize hedging transactions at any time or from time to time.

         The Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

         CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

         FOREIGN CURRENCY OPTIONS. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when Schroder believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

         FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

WARRANTS TO PURCHASE SECURITIES

         The Fund may invest in warrants to purchase securities. Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

ZERO-COUPON SECURITIES

         Zero-coupon securities in which the Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of the Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other series of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities. A Fund investing in zero-coupon bonds is required to distribute the income on these securities as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions.

         Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). CATS and TIGRS are not considered U.S. Government securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

         In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

TEMPORARY DEFENSIVE STRATEGIES

         As described in the Prospectuses, Schroder may at times judge that conditions in the securities markets make pursuing the Fund's basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality debt securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund will use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

INVESTMENT RESTRICTIONS

         The Trust has adopted the following fundamental and non-fundamental investment restrictions for the Fund. The Fund's fundamental investment restrictions may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which is defined in the Investment Company Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The non-fundamental investment policies described in the Prospectuses and this SAI are not fundamental and may be changed by the Trustees, without shareholder approval.

         The Fund will not:

1. Underwrite securities of other companies (except insofar as the Fund might be deemed to be an underwriter in the resale of any securities held in its portfolio);

2. Invest in commodities or commodity contracts (other than hedging instruments, which it may use as permitted by any of its other fundamental policies, whether or not any such hedging instrument is considered to be a commodity or a commodity contract);

3. Purchase securities on margin; however, the Fund may make margin deposits in connection with any hedging instruments which it may use as permitted by any of its other fundamental policies;

4. Purchase or write puts or calls except as permitted by any of its other fundamental policies;

5. Lend money except in connection with the acquisition of debt securities that the Fund's investment policies and restrictions permit it to purchase. The Fund may make loans of portfolio securities and enter into repurchase agreements;

6. As a non-fundamental policy, invest in or hold securities of any issuer if officers or Trustees of the Trust or Schroder individually owning more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer;

7. As a non-fundamental policy, invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation;

8.   Make short sales of securities;

9. Invest in interests in oil, gas or other mineral exploration or development programs (but may purchase readily marketable securities of companies which operate, invest in, or sponsor such programs);

10. Invest in real estate or in interests in real estate (but may purchase readily marketable securities of companies holding real estate or interests therein);

11. As a non-fundamental policy, the Fund will not invest more than 15% of its assets in securities determined by Schroder to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with Rule 144A under the Securities Act of 1933, as amended. Such securities may be determined by Schroder to be liquid for purposes of compliance with the limitation on the Fund's investment in illiquid securities.

           In addition, as a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies determined by Schroder to be "emerging markets" issuers.

         All percentage limitations on investments (other than limitations on borrowing and illiquid securities) will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

TRUSTEES AND OFFICERS

         The Trustees of the Trust are responsible for the general oversight of the Trust's business. Subject to such policies as the Trustees may determine, Schroder furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Schroder also manages the Fund's other affairs and business.

         The Trustees and executive officers of the Trust and their principal occupations during the last five years are set forth below. The mailing address of each of the officers and Trustees is 787 Seventh Avenue, 34th Floor, New York, New York 10019.

         David N. Dinkins, Trustee. 74. Trustee, Schroder Series Trust. Professor, Columbia University School of International and Public Affairs. Director, American Stock Exchange, Carver Federal Savings Bank, Transderm Laboratory Corporation, and The Cosmetics Center, Inc. Formerly, Mayor, City of New York.

         Peter E. Guernsey, Trustee. 80. Trustee, Schroder Series Trust. Formerly, Senior Vice President, Marsh & McLennan, Inc.

         (*) Sharon L. Haugh, Trustee and Chairman of the Trust. 55. Trustee and Chairman, Schroder Series Trust. Director and Chairman, Schroder. Director and Chairman, Schroder Fund Advisors Inc.

         John I. Howell, Trustee. 84. Trustee, Schroder Series Trust. Director, American International Life Assurance Company of New York. Private consultant since 1987.

         Peter S. Knight, Trustee. 51. Trustee, Schroder Series Trust. Partner, Wunder, Knight, Levine, Thelen & Forscey. Director, Comsat Corp., Medicis Pharmaceutical Corp., and Whitman Education Group, Inc. Formerly, Campaign Manager, Clinton/Gore '96.

         (*) Catherine A. Mazza, Trustee, Vice Chairman, and President of the Trust. 42. Trustee, Vice Chairman, and President, Schroder Series Trust. Director and Senior Vice President, Schroder. President and Director, Schroder Fund Advisors Inc.

         William L. Means, Trustee. 65. Trustee, Schroder Series Trust. Formerly, Chief Investment Officer, Alaska Permanent Fund Corporation.

         Clarence F. Michalis, Trustee. 80. Trustee, Schroder Series Trust. Chairman of the Board of Directors, Josiah Macy, Jr. Foundation.

         Hermann C. Schwab, Trustee. 82. Trustee, Schroder Series Trust. Trustee, St. Luke's/Roosevelt Hospital Center. Formerly, consultant to Schroder Capital Management International Inc.


--------
(*) Trustee who is an "interested person" (as defined in the Investment Company
Act) of the Trust, Schroder, or Schroder Fund Advisors Inc.

         Margaret H. Douglas-Hamilton, Vice President of the Trust. 60. Senior Vice President and General Counsel, Schroder U.S. Holdings Inc. Director, Senior Vice President, and Secretary, Schroder.

         Michael Perelstein, Vice President of the Trust. 46. Senior Investment Officer, Schroder.

         Alan M. Mandel, Treasurer and Chief Financial Officer of the Trust. 44. Treasurer and Chief Financial Officer, Schroder Series Trust. First Vice President, Chief Financial Officer/Controller-NY, Schroder. Formerly, Director of Mutual Fund Administration for Salomon Brothers Asset Management.

         John A. Troiano, Vice President of the Trust. 43. Director and Deputy Chairman, Schroder. Formerly, employed by affiliates of Schroder in various positions in the investment research and portfolio management areas.

         Ira L. Unschuld, Vice President of the Trust. 36. Executive Vice President, Schroder.

         Carin F. Muhlbaum, Secretary of the Trust. 39. Clerk, Schroder Series Trust. Vice President, Schroder. Vice President and General Counsel, Schroder Fund Advisors Inc. Formerly, an investment management attorney with Seward & Kissel and prior thereto, with Gordon, Altman, Butowsky, Weitzen, Shalov & Wein.

         Nicholas Rossi, Assistant Secretary of the Trust. 38. Assistant Clerk, Schroder Series Trust. Assistant Vice President, Schroder. Assistant Vice President and Assistant Secretary, Schroder Fund Advisors Inc. Formerly, Mutual Fund Specialist, Wilkie Farr & Gallagher.

         Except as otherwise noted, the principal occupations of the Trustees and officers for the last five years have been with the employers shown above, although in some cases they have held different positions with such employers or their affiliates.

         TRUSTEE COMPENSATION

         Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Trust, Schroder, or Schroder Fund Advisors Inc. ("Disinterested Trustees") receive an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc., and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among such investment companies based on their relative net assets. Payments of meeting fees are allocated only among those investment companies to which the meeting relates.

         The table below sets forth information regarding compensation paid for the fiscal year ended October 31, 2001 to the Disinterested Trustees by the Trust and other funds in the Schroder "Fund Complex" (as defined below).

                            COMPENSATION TABLE

-------------------------------------------------------------------------
(1)                         (2)                 (3)

NAME OF                     AGGREGATE           TOTAL COMPENSATION FROM
TRUSTEE                     COMPENSATION        TRUST AND FUND COMPLEX
                            FROM TRUST          PAID TO TRUSTEES*
-------------------------------------------------------------------------
DAVID N. DINKINS            $11,983             $14,750
-------------------------------------------------------------------------
PETER E. GUERNSEY           $12,390             $24,250
-------------------------------------------------------------------------
JOHN I. HOWELL              $13,603             $26,250
-------------------------------------------------------------------------
PETER S. KNIGHT             $14,210             $17,500
-------------------------------------------------------------------------
WILLIAM L. MEANS            $14,210             $27,000
-------------------------------------------------------------------------
CLARENCE F. MICHALIS        $14,210             $17,500
-------------------------------------------------------------------------
HERMANN C. SCHWAB           $14,210             $17,500
-------------------------------------------------------------------------

         * The Total Compensation listed in column (3) for each Trustee includes compensation for services as a Trustee of the Trust, Schroder Series Trust ("SST"), and Schroder Series Trust II ("SST II"). The Trust, SST, and SST II are considered part of the same "Fund Complex" for these purposes. SST II ceased operations and was substantially liquidated on December 14, 2001.

         The Trust's Trust Instrument provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Trust Instrument that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

SCHRODER AND ITS AFFILIATES

         Schroder (together with its predecessors) has served as the investment adviser for the Fund since its inception. Schroder is a wholly-owned subsidiary of Schroder U.S. Holdings Inc., which engages through its subsidiary firms in the asset management business. Affiliates of Schroder U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. Schroder U.S. Holdings Inc. is an indirect, wholly-owned U.S. subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates currently engage in the asset management business, and as of June 30, 2001, had under management assets of approximately $172 billion. Schroder's address is 787 Seventh Avenue, 34th Floor, New York, New York 10019.

         Schroder Fund Advisors Inc., the Trust's principal underwriter, is a wholly owned subsidiary of Schroder.

INVESTMENT ADVISORY AGREEMENT

         Under an Amended and Restated Investment Advisory Agreement between the Trust and Schroder (the "Advisory Agreement"), Schroder, at its expense, provides the Fund with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and the Fund.

         Under the Advisory Agreement, Schroder is required to regularly provide the Fund with investment research, advice, and supervision and furnishes continuously an investment program consistent with the investment objectives and policies of the Fund, and determines, for the Fund, what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Trust Instrument and By-laws, and of the Investment Company Act, and to the Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

         Schroder makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroder pays the compensation and expenses of officers and executive employees of the Trust. Schroder also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work. Schroder pays the Trust's office rent.

         Under the Advisory Agreement, the Trust is responsible for all its other expenses, including clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses; accounting expenses; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroder; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of the Fund's assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

         The Advisory Agreement provides that Schroder shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with rendering service to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

         The Advisory Agreement may be terminated without penalty by vote of the Trustees, by the shareholders of the Fund, or by Schroder on 60 days' written notice. The Advisory Agreement also terminates without payment of any penalty in the event of its assignment. In addition, the Advisory Agreement may be amended only by a vote of the shareholders of the Fund, and the Advisory Agreement provides that it will continue in effect from year to year only so long as such continuance is approved at least annually with respect to the Fund by vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Schroder. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act.

The Former Related Portfolio

         Prior to June 1, 1999, the Fund invested all of its assets in a related portfolio (the "Former Related Portfolio") having the same investment objective and substantially the same investment policies as the Fund. As long as the Fund remained completely invested in the Former Related Portfolio (or any other investment company), Schroder was not entitled to receive any investment advisory fee directly from the Fund.

         Schroder was the investment adviser to the Former Related Portfolio pursuant to an investment advisory agreement (the "Portfolio Advisory Agreement") between Schroder and Schroder Capital Funds, on behalf of the Portfolio. Schroder received an investment advisory fee with respect to the Former Related Portfolio. The Portfolio Advisory Agreement was the same in all material respects as the Advisory Agreement between the Trust on behalf of the Fund and Schroder. The Fund bore a proportionate part of the investment advisory fees paid by the Former Related Portfolio (based on the percentage of the Former Related Portfolio's assets attributable to the Fund's investment).

Recent Investment Advisory Fees

         The following table sets forth the investment advisory fees paid by the Fund during the three most recent fiscal years, including fees paid indirectly through the Former Related Portfolio (for periods through May 31, 1999) and directly to Schroders (since June 1, 1999). The fees listed in the table reflect reductions pursuant to expense limitations and/or fee waivers in effect during such periods.

------------------------------ ---------------------------- ---------------------------
Investment Advisory  Fees      Investment Advisory  Fees    Investment Advisory  Fees
Paid for Fiscal Year Ended     Paid for Fiscal Year Ended   Paid for Fiscal Year
10/31/01                       10/31/00                     Ended 10/31/99
------------------------------ ---------------------------- ---------------------------
$205,373                       $1,155,058                   $1,372,078
------------------------------ ---------------------------- ---------------------------

Fee Waivers

         For the periods shown above, portion of the advisory fees payable to Schroder (including fees payable by the Former Related Portfolio prior to June 1, 1999) were waived in the following amounts during the three most recent fiscal years pursuant to expense limitations and/or waivers observed by Schroder for the Fund during such periods.

------------------------------ ---------------------------- ---------------------------

Fees Waived During Fiscal      Fees Waived During Fiscal    Fees Waived During Fiscal
Year Ended 10/31/01            Year Ended 10/31/99          Year Ended 10/31/99
------------------------------ ---------------------------- ---------------------------
$566,074                       $1,402,698                   $396,154
------------------------------ ---------------------------- ---------------------------

ADMINISTRATIVE SERVICES

         On behalf of the Fund, the Trust has entered into an administration agreement with Schroder Fund Advisors Inc., under which Schroder Fund Advisors Inc. provides management and administrative services necessary for the operation of the Fund, including: (1) preparation of shareholder reports and communications; (2) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (3) general supervision of the operation of the Fund, including coordination of the services performed by its investment adviser, transfer agent, custodian, independent accountants, legal counsel and others. Schroder Fund Advisors Inc. is a wholly owned subsidiary of Schroder and is a registered broker-dealer organized to act as administrator and distributor of mutual funds.

         For providing administrative services Schroder Fund Advisors Inc. is entitled to receive a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets. The administration agreement is terminable with respect to the Fund without penalty, at any time, by the Trustees upon 60 days' written notice to Schroder Fund Advisors Inc. or by Schroder Fund Advisors Inc. upon 60 days' written notice to the Trust.

         Effective November 5, 2001, the Trust entered into a sub-administration and accounting agreement with SEI Investments Mutual Funds Services ("SEI"). Under that agreement, the Trust, together with all mutual funds managed by Schroder and certain related entities, pay fees to SEI based on the combined average daily net assets of all the funds in the Schroder complex, according to the following annual rates: 0.15% on the first $300 million of such assets, and 0.12% on such assets in excess of $300 million, subject to certain minimum charges. Each Fund pays its pro rata portion of such expenses. The sub-administration and accounting agreement is terminable by either party at the end of a three year initial term or thereafter, at any time, upon 60 days' written notice to the other party. The sub-administration and accounting agreement is terminable by either party in the case of a material breach.

         From June 1, 1999 to November 4, 2001, the Trust received sub-administration services from State Street Bank and Trust Company ("State Street"). State Street received fees from the Trust based on the combined average daily net assets of all the Funds in the Schroder complex according to the following rates: 0.06% on the first $1.7 billion of such assets; 0.04% on the next $1.7 billion of such assets; and 0.02% of such assets in excess of $3.4 billion, subject to certain minimum charges. Such minimum charges were increased for the period from June 1, 2001 to November 4, 2001. Prior to June 1, 1999, Forum Administrative Services, LLC ("FAdS") provided certain administrative services to the Funds according to a different fee schedule than the schedule currently payable to Schroder Fund Advisors Inc. and SEI.

         Recent Administrative Fees.

         During the three most recent fiscal years, the Fund paid the following fees to Schroder Fund Advisors Inc., State Street, and FAdS pursuant to the administration agreement and the sub-administration agreements. As SEI did not commence providing sub-administration services to the Trust until after the conclusion of the Fund's most recent fiscal year, no fees paid to SEI are shown below. The fees listed in the following table reflect reductions pursuant to fee waivers and expense limitations in effect during such periods.

------------------------------ ---------------------------- ---------------------------

Administration Fees Paid for   Administration Fees Paid     Administration Fees Paid
Fiscal Year Ended 10/31/01     for Fiscal Year Ended        for Fiscal Year Ended
                               10/31/00                     10/31/99
------------------------------ ---------------------------- ---------------------------
Schroder Fund                  Schroder Fund                Schroder Fund Advisors
Advisors Inc.                  Advisors Inc.                Inc.
$77,145                        $255,776                     $140,942

State Street $108,588          State Street $261,403        FAdS  $35,119

                                                            State Street  $93,727
------------------------------ ---------------------------- ---------------------------

DISTRIBUTOR

         Pursuant to a Distribution Agreement with the Trust, Schroder Fund Advisors Inc. (the "Distributor"), 787 Seventh Avenue, New York, New York 10019, serves as the distributor for the Trust's continually offered shares. The Distributor pays all of its own expenses in performing its obligations under the Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares of the Fund. Please see "Schroder and its Affiliates" for ownership information regarding the Distributor.

         Distribution Plan for Advisor Shares. The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act pursuant to which the Fund may pay the Distributor compensation in an amount limited in any fiscal year to the annual rate of 0.25% of the Fund's average daily net assets attributable to Advisor Shares. The Trustees have not authorized any payments under the Distribution Plan, although they may at any time authorize payments at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Advisor Shares. The Distribution Plan also relates to payments made pursuant to the Trust's Shareholder Servicing Plan for Advisor Shares (which will not exceed the annual rate of 0.25% of the Fund's average daily net assets attributable to Advisor Shares), to the extent such payments may be deemed to be primarily intended to result in the sale of the Fund's Advisor Shares. See "Shareholder Servicing Plan for Advisor Shares" below.

         The various costs and expenses that may be paid or reimbursed under the Distribution Plan include advertising expenses, costs of printing prospectuses and other materials to be given or sent to prospective investors, expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses in connection with the distribution of Advisor Shares, payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of

Advisor Shares, and payments to banks, trust companies, broker-dealers (other than the Distributor), or other financial organizations.

         The Distribution Plan may not be amended to increase materially the amount of distribution expenses permitted thereunder without the approval of a majority of the outstanding Advisor Shares of the Fund. Any other material amendment to a Distribution Plan must be approved both by a majority of the Trustees and a majority of those Trustees ("Qualified Trustees") who are not "interested persons" (as defined in the Investment Company Act) of the Trust, and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreement, by vote cast in person at a meeting called for the purpose. The Distribution Plan will continue in effect for successive one-year periods provided each such continuance is approved by a majority of the Trustees and the Qualified Trustees by vote cast in person at a meeting called for the purpose. The Distribution Plan may be terminated at any time by vote of a majority of the Qualified Trustees or by vote of a majority of the Fund's outstanding Advisor Shares.

         Shareholder Servicing Plan for Advisor Shares. The Fund has also adopted a Shareholder Servicing Plan (the "Service Plan") for its Advisor Shares. Under the Service Plan, the Fund pays fees to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to its Advisor Shares. The Distributor may enter into shareholder service agreements with Service Organizations pursuant to which the Service Organizations provide administrative support services to their customers who are Fund shareholders.

         In return for providing these support services, a Service Organization may receive payments from the Distributor at a rate not exceeding 0.25% of the average daily net assets of the Advisor Shares of the Fund for which the Service Organization is the Service Organization of record. These administrative services may include, but are not limited to, the following functions: establishing and maintaining accounts and records relating to clients of the Service Organization; answering shareholder inquiries regarding the manner in which purchases, exchanges, and redemptions of Advisor Shares of the Trust may be effected and other matters pertaining to the Trust's services; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting shareholders in arranging for processing purchase, exchange, and redemption transactions; arranging for the wiring of funds; guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; integrating periodic statements with other customer transactions; and providing such other related services as the shareholder may request. Some Service Organizations may impose additional conditions or fees, such as requiring clients to invest more than the minimum amounts required by the Trust for initial or subsequent investments or charging a direct fee for services. Such fees would be in addition to any amounts which might be paid to the Service Organization by the Distributor. Please contact your Service Organization for details.

         The following table shows the aggregate amounts paid by the Fund to the Distributor under the Service Plan during the three most recent fiscal years. All of such amounts were, in turn, repaid by the Distributor to Service Organizations.


------------------------------ ---------------------------- ---------------------------
Fees Paid Pursuant to          Fees Paid Pursuant to        Fees Paid Pursuant to
Service Plan During Fiscal     Service Plan During Fiscal   Service Plan During
Year Ended 10/31/01            Year Ended 10/31/00          Fiscal Year Ended 10/31/99
------------------------------ ---------------------------- ---------------------------
$40,990                        $83,056                      $70,375
------------------------------ ---------------------------- ---------------------------

BROKERAGE ALLOCATION AND OTHER PRACTICES

         ALLOCATION. Schroder may deem the purchase or sale of a security to be in the best interest of a Fund or Funds as well as other clients of Schroder. In such cases, Schroder may, but is under no obligation to, aggregate all such transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of Schroder on the same day or at approximately the same time. In such event, such transactions will be allocated among the clients in a manner believed by Schroder to be fair and equitable and consistent with its fiduciary obligations to each client.

         BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

         Schroder places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain the best price and execution available. In seeking the best price and execution, Schroder considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Schroder receives research, statistical, and quotation services from many broker-dealers with which it places the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to

Schroder and its affiliates in advising various of their clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The investment advisory fee paid by the Fund is not reduced because Schroder and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), and by the Advisory Agreement, Schroder may cause the Fund to pay a broker that provides brokerage and research services to Schroder an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker would have charged for effecting that transaction. Schroder's authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

         Schroder also manages private investment companies ("hedge funds") that it markets to, among others, existing Schroder clients. These hedge funds may invest in the same securities as those invested in by the Fund. The hedge funds' trading methodologies are generally different than those of the Fund and usually include short selling and the aggressive use of leverage. At times, the hedge funds may be selling short securities held long in the Fund. In addition, portfolio managers who manage the hedge funds may manage the Fund. The hedge funds are structured so that when they reach a certain asset size, the portfolio managers will be compensated through sharing in the profits generated to Schroder by the hedge funds. In the context of this performance compensation structure, the differences in trading methodologies between the hedge fund and the Fund may result in a conflict of interest. Schroder is aware of this potential conflict of interest and has instituted procedures to ensure that transactions effected on behalf of the hedge funds do not adversely impact the Fund. These procedures include the co-authorization by portfolio managers, whose compensation is independent of the profitability of the hedge funds, of transactions on behalf of the hedge funds and more frequent compliance review of transactions effected for all clients, including the Fund, in the same sectors.

         The following table shows the aggregate brokerage commissions paid by the Fund for the three most recent fiscal years. The amounts listed represent aggregate brokerage commissions paid by the Former Related Portfolio and the Fund. The Fund paid no brokerage commission to Schroder Securities in the three most recent fiscal years.


------------------------------ ---------------------------- ---------------------------
Brokerage Commissions Paid     Brokerage Commissions Paid   Brokerage Commissions
During Fiscal Year Ended       During Fiscal Year Ended     Paid During Fiscal Year
10/31/01                       10/31/00                     Ended 10/31/99
------------------------------ ---------------------------- ---------------------------
$630,502                       $2,097,710                   $1,056,676
------------------------------ ---------------------------- ---------------------------

         For the fiscal year ended October 31, 2001, the Fund paid $286.70 in brokerage commissions to brokers and dealers in transactions identified as having been executed on the basis of research and other services provided by the broker or dealer, which amount represented approximately 0.05% of the total brokerage commissions paid by the Fund.

  DETERMINATION OF NET ASSET VALUE

         The net asset value per share of each class of shares of the Fund are determined daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading.

          The Trustees have established procedures for the valuation of the Fund's securities, which are summarized below.

          Equities listed or traded on a domestic or foreign stock exchange (including the National Association of Securities Dealers' Automated Quotation System ("NASDAQ")) for which last sales information is regularly reported are valued at their last reported sales prices on such exchange on that day or, in the absence of sales that day, such securities are valued at the mean of closing bid and ask prices ("mid-market price") or, if none, the last sales price on the preceding trading day. (Where the securities are traded on more than one exchange, they are valued on the exchange on which the security is primarily traded.) Securities purchased in an initial public offering and which have not commenced trading in a secondary market are valued at cost. Unlisted securities for which over-the-counter market quotations are readily available generally are valued at the most recently reported mid-market prices. Except as noted below with regard to below investment grade and emerging markets debt instruments, fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Below investment grade and emerging markets debt instruments ("high yield debt") will ordinarily be valued at prices supplied by the Fund's pricing services based on the mean of bid and asked prices supplied by brokers or dealers; provided, however, that if the bid-asked spread exceeds five points, then that security will be valued at the bid price. Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless Schroder believes another valuation is more appropriate. Options on indices or exchange-traded fund ("ETF") shares are valued at the mid-market price reported as of the close of the Chicago Board of Options Exchange. Other options and futures contracts traded on a securities exchange or board of trade are valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price. Options not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the most recently reported mid-market price. Securities for which current market quotations are not readily available are valued at fair value pursuant to procedures established by the Trustees.

         All assets and liabilities of a Fund denominated in foreign currencies are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar at the time when last quoted.

          Long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities may be stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities.

          If any securities held by the Fund are restricted as to resale, Schroder will obtain a valuation based on the current bid for the restricted security from one or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security. If Schroder is unable to obtain a fair valuation for a restricted security from an independent dealer or other independent party, a pricing committee (comprised of certain directors and officers at Schroder) shall determine the bid value of such security. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

         Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Trust's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value, in the manner described above.

         The proceeds received by the Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. The Fund's assets will be further allocated among its constituent classes of shares on the Fund's books of account. Expenses with respect to any two or more series of the Trust or classes may be allocated in proportion to the net asset values of the respective series or classes except where allocations of direct expenses can otherwise be fairly made to a specific series or class.

TAXES

         The Fund intends to qualify each year and elect to be taxed as a "regulated investment company" (a "RIC") under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

         As a RIC qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to shareholders.

         In order to qualify as a RIC, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities or securities of other RICs) or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

         If the Fund does not qualify for taxation as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

         In order to receive the favorable tax treatment accorded RICs and their shareholders, the Fund must in general distribute with respect to each taxable year at least 90% of its ordinary income (including net short-term capital gains) and its tax-exempt interest income, net of expenses attributable to such interest. The Fund intends to make such distributions.

         If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior years (to the extent not presently subject to tax under Subchapter M), that Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

         The Fund's distributions will be taxable to you as ordinary income to the extent derived from the Fund's investment income and net short-term gains (that is, net gains from capital assets held for no more than one year). Distributions designated by the Fund as deriving from net gains on capital assets held for more than one year will be taxable to you as long-term capital gains (generally subject to a 20% tax rate), regardless of how long you have held the shares. Distributions will be taxable to you as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Trust will notify each shareholder of the amount and tax status of distributions paid to the shareholder by the Fund for the preceding year. Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

         Upon the disposition of shares of the Fund (whether by sale, exchange, or redemption), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Long-term capital gains will generally be taxed at a federal income tax rate of 20% (but see below for rules on "qualified 5-year gain"). In general, any loss realized upon a taxable disposition of shares will be treated as long-term capital loss if the shares have been held for more than one year, and otherwise as short-term capital loss. However, any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. In addition, any loss realized on a sale or exchange of shares will be disallowed to the extent that you replace the disposed of shares with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition.

         With respect to investment income and gains received by the Fund from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income or loss and may affect the timing or amount of the Fund's distributions, including in situations where such distributions may economically represent a return of a particular shareholder's investment. Investments, if any, in "passive foreign investment companies" could subject the Fund to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund."

         If the Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may make an election to permit its shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. In such a case, shareholders would include in gross income from foreign sources their pro rata share of such taxes. Shareholders then may take a foreign tax credit against their U.S. federal income tax liability for the amount of such foreign taxes or else deduct such foreign taxes as an itemized deduction from gross income, subject to certain limitations (including, with respect to a foreign tax credit, a holding period requirement).

         If the Fund engages in hedging transactions, including hedging transactions in options, forward or futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark to market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert capital gain into ordinary income or convert short term capital losses into long term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

         The Fund's investments, if any, in securities issued at a discount (for example, zero-coupon bonds) and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income net yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities that it otherwise would have continued to hold.

         The Fund may be required to withhold up to 30.5% of certain of your dividends if you have not provided the Fund with your correct taxpayer identification number (normally your Social Security number), or if you are otherwise subject to back up withholding. For amounts paid in 2002 and 2003, the rate is scheduled to be 30%.

         For taxable years beginning after December 31, 2000, the maximum tax rates for gain from capital assets (including Fund shares) held by a non-corporate shareholder for more than 5 years ("qualified 5-year gain") are 8 percent and 18 percent (rather than 10 percent and 20 percent). The

18-percent rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereof, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and shareholders should consult their tax advisors before making such an election.

        The foregoing discussion is primarily a summary of certain federal income tax consequences of investing in the Fund. The discussion does not address special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to a Fund. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local and, where applicable, foreign tax consequences of investing in a Fund.

PRINCIPAL HOLDERS OF SECURITIES

         To the knowledge of the Trust, as of January 11, 2002, no person owned beneficially 25% or more of the outstanding voting securities of the Fund, except as indicated below. These persons may be deemed to control the noted Funds. The Trust is not aware of any other person that may control the Fund.

         To the knowledge of the Trust, as of January 11, 2002, the Trustees of the Trust and the officers of the Trust, as a group, owned less than 1% of the outstanding shares of either class of the Fund.

         To the knowledge of the Trust, as of January 11, 2002, no other person owned of record or beneficially more than 5% of the outstanding Investor or Advisor Shares of the Fund, except as set forth below.


                                                                          Percentage of Outstanding Shares
Record or Beneficial Owner            Class                                         of Class Owned
--------------------------            -----                               --------------------------------
Banc of America Securities* LLC       Advisor Shares                                    93.12%
Attn Mutual Fund Dept
600 Montgomery Street
San Francisco, CA  94111-2702

Jewish Federation of Metropolitan     Investor Shares                                   28.60%
Chicago
1 South Franklin St., Rm. 625
Chicago, IL  60606-4609

Baptist Foundation of Texas           Investor Shares                                   27.29%
1601 Elm Street, Suite 1700
Dallas TX  75201-7241


                                       33

                                                                          Percentage of Outstanding Shares
Record or Beneficial Owner            Class                                         of Class Owned
--------------------------            -----                               --------------------------------
Charles Schwab & Co., Inc.            Investor Shares                                   9.93%
Special Custodial Account for the
Benefit of Customers
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

The Northern Trust Company            Investor Shares                                   9.56%
FBO Intermountain Health Care Inc.
Retiree Welfare Benefit Trust
U/A Dtd. 12/30/92
50 South LaSalle Street
Chicago, IL 60603

Schroder Nominees Limited             Investor Shares                                   7.56%
JHSW Retirement Benefits Scheme
Attn: Suresh Chauhan
33 Gutter Lane, 2nd Floor
London 3C2V 8AS
United Kingdom

Trustees of the Estate Belonging to   Investor Shares                                   7.04%
the Diocese of Long Island Inc.
36 Cathedral Avenue
Garden City, NY 11530-4435

* Shares are believed to be held only as nominee and not as beneficial owner.


PERFORMANCE INFORMATION

         Average annual total return of a class of shares of the Fund for one-, five-, and ten-year periods (or for such shorter periods as shares of that class of shares of the Fund have been offered) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in that class of shares at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year or less is equal to the actual return during that period. Total return calculations assume reinvestment of all Fund distributions at net asset value on their respective reinvestment dates. Total return may be presented for other periods.

         ALL PERFORMANCE DATA IS BASED ON PAST INVESTMENT RESULTS AND DOES NOT PREDICT FUTURE PERFORMANCE. Investment performance of a particular class of the Fund's shares, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses attributable to that class of shares. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. These factors should be considered when comparing the investment results of the Fund's shares to those of various classes of other mutual funds and other investment vehicles. Performance for the Fund's shares may be compared to various indices.

        The table below sets forth the average annual total return of Investor Shares of the Fund for the one-year and five-year periods ended October 31, 2001, and for the period from the commencement of the Fund's operations until October 31, 2001. The table also sets forth average annual total return information for the Fund's Advisor Shares, which includes estimated pro forma information based on the performance of the Fund's Investor Shares for periods prior to the inception date of Advisor Shares. Such prior performance has been recalculated to reflect the actual fees and expenses attributable to Advisor Shares. Because the expenses attributable to the Fund's Advisor shares are higher than those attributable to its Investor shares, the performance of the Fund's Advisor shares will normally be less that the performance of its Investor shares over the same period. For both Investor Shares and Advisor Shares, the average annual total returns shown in the table below reflect the impact of a 0.50% purchase charge at the time of purchase, and a 0.50% redemption charge deducted at the end of each period.


AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2001
----------------------- ------------- ------------- ------------------------------- ----------------- -----------------
                                                    SINCE INCEPTION
                                                    OF FUND                         INCEPTION DATE    INCEPTION DATE
CLASS                   1 YEAR        5 YEAR        (ANNUALIZED)                    OF FUND           OF CLASS
----------------------- ------------- ------------- ------------------------------- ----------------- -----------------
Investor Shares         -30.13%       -10.00%       -6.21%                          3/31/95           3/31/95

Advisor Shares*         -30.52%       -10.20%       -6.43%                                            11/21/96
----------------------- ------------- ------------- ------------------------------- ----------------- -----------------

* As stated above, total return for Advisor Shares of the Fund reflects pro forma information (based on Investor Share performance) through November 20, 1996, and actual total return from November 21, 1996 (the inception date of Advisor Shares of the Fund) through October 31, 2001. The actual total return of Advisor Shares of the Fund from November 21, 1996 through October 31, 2001 was -10.66%.

           From time to time, Schroder, SEI, or any of their affiliates that provide services to the Fund may reduce their compensation or assume expenses of the Fund in order to reduce the Fund's expenses, as described in the Fund's current Prospectuses. Any such waiver or assumption would increase the Fund's total return for each class of shares during the period of the waiver or assumption.

CUSTODIAN

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian of the assets of the Fund. The custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

         The Bank of New York ("BONY"), One Wall Street, 4th Floor, New York, New York 10286, serves as custodian with respect to certain securities and other assets held by the Fund from time to time in connection with repurchase agreement transactions. BONY provides custodial services with respect to such securities substantially similar to those provided by State Street.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

         Boston Financial Data Services, Inc., 66 Brooks Drive, Braintree, Massachusetts 02184, is the Trust's registrar, transfer agent and dividend disbursing agent.

INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, the Trust's independent accountants, provide audit services and tax return preparation services. Their address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103.

CODE OF ETHICS

        The Trust, Schroder, and Schroder Fund Advisors Inc. have adopted a Code of Ethics pursuant to the requirements of the Investment Company Act. Subject to certain restrictions, this Code of Ethics permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds.

LEGAL COUNSEL

         Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Trust.

SHAREHOLDER LIABILITY

         Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Trust Instrument disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust's Trust Instrument provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

         The Report of Independent Accountants, financial highlights, and financial statements of the Fund are included in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2001 on Form N-30D under the Investment Company Act, filed electronically with the Securities and Exchange Commission on December 31, 2001 (File No. 811-1911; Accession Number:
0000950135-01-504032). That information is incorporated by reference into this Statement of Additional Information.

APPENDIX A


RATINGS OF CORPORATE DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

FIXED-INCOME SECURITY RATINGS

"Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" Fixed-income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" Fixed-income securities which are rated "Baa" are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.

"Ba" Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

"B" Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" Fixed-income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" Fixed-income securities which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

 Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B" in its municipal fixed-income security rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and a modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER RATINGS

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
"Prime-1", "Prime-2", "Prime-3".

Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES ("STANDARD & POOR'S")

FIXED-INCOME SECURITY RATINGS

A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

"AAA" Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA" Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

"A" Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

"BBB" Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

         Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade. "BB" Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

"B" Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

"CCC" Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

"CC" The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

"C" The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

"CI" The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

"NR" Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

         Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

COMMERCIAL PAPER RATINGS

Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation "1", "2", and "3" to indicate the relative degree of safety.

"A-1" Indicates that the degree of safety regarding timely payment is very strong.

"A-2" Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

"A-3" Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.